SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Section 240.14a-12

TEKELEC

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1 — ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
COMMON STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
BOARD OF DIRECTORS AND COMPENSATION COMMITTEE REPORTS ON EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PERFORMANCE GRAPH
PROPOSAL 2 — APPROVAL OF AMENDMENT TO 1994 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER
PROPOSAL 3 — APPROVAL OF THE COMPANY’S NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
OTHER MATTERS

TEKELEC

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 10, 2002

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the “Annual Meeting”) of Tekelec, a California corporation (the “Company”), will be held Friday, May 10, 2002, at 9:00 a.m., local time, at the Company’s offices located 26580 West Agoura Road, Calabasas, California 91302, for the following purposes, each as more fully described in the attached Proxy Statement:

     1. To elect six directors to serve for the ensuing year. The names of the nominees intended to be presented for election are: Robert V. Adams, Jean-Claude Asscher, Daniel L. Brenner, Michael L. Margolis, Howard Oringer and Jon F. Rager.

     2. To approve an amendment to the Company’s 1994 Stock Option Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 3,000,000 shares.

     3. To approve the Company’s Non-Employee Director Stock Option Plan.

     4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the year ending December 31, 2002.

     5. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     Only record holders of Common Stock at the close of business on March 20, 2002 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, in order to ensure your representation at the Annual Meeting, please mark, sign and date the enclosed proxy and promptly return it in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the Annual Meeting may vote in person even if such shareholder has returned a proxy.

By Order of the Board of Directors Ronald W. Buckly Corporate Secretary

Calabasas, California
March 29, 2002

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT.

TEKELEC

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Tekelec (“Tekelec” or the “Company”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held Friday, May 10, 2002, at 9:00 a.m., local time, or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company’s offices located at 26580 West Agoura Road, Calabasas, California 91302.

     These proxy solicitation materials are first being mailed on or about April 4, 2002 to all shareholders entitled to vote at the Annual Meeting.

     Only shareholders of record at the close of business on March 20, 2002 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 60,177,631 shares of the Company’s Common Stock were issued and outstanding.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation

     Every shareholder voting in the election of directors may cumulate such shareholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder’s shares are entitled (one vote per share of Common Stock), or distribute such votes on the same principle among as many candidates as the shareholder chooses, provided that votes cannot be cast for more than six candidates. However, no shareholder may cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any shareholder has given notice, at the Annual Meeting prior to the voting, of such shareholder’s intention to cumulate votes. The six candidates receiving the highest number of votes will be elected. On all other matters, each share of Common Stock has one vote. Except as otherwise required by law or the Company’s Articles of Incorporation, the affirmative vote of a majority of shares present at the Annual Meeting or represented by proxy and voting at the Annual Meeting (which shares voting affirmatively must also constitute at least a majority of the required quorum) is required for the approval of such other matters.

     Abstentions are included in the determination of the number of shares present and entitled to vote for purposes of determining the presence of a quorum. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the shareholders, abstentions have the same effect as negative votes. Shares represented by “broker non-votes” (i.e., shares held by brokers or nominees that are represented at a meeting but with respect to which the brokers or nominees are not empowered to vote on a particular proposal) will also be counted for purposes of determining the presence of a quorum at the Annual Meeting, but will not be treated as shares present or represented and entitled to vote with respect to that matter (even though such shares are considered present and entitled to vote for quorum purposes and may be entitled to vote on other matters).

     The cost of this solicitation will be borne by the Company. The Company has retained the services of Georgeson Shareholder to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is $1,500 plus out-of-pocket expenses. Although there are no formal agreements to do so, the Company may reimburse brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. Proxies may be solicited personally or by telephone or telegram by certain of the Company’s directors, officers and regular employees, without additional compensation.

Deadline for Receipt of Shareholder Proposals

     Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company’s annual meeting of shareholders to be held in 2003 (the “2003 Annual Meeting”) must be received by the Company no later than November 29, 2002 in order that they may be included in the proxy statement and form of proxy relating to that annual meeting. In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the 2003 Annual Meeting, unless the Company receives written notice of such matters on or before February 16, 2003; provided, however, that if the date of the 2003 Annual Meeting is more than 30 days before or after the anniversary date of the 2002 Annual Meeting, the Company must receive written notice of such matters within a reasonable time before the Company begins to print and mail its proxy materials. It is recommended that shareholders submitting proposals direct them to the Secretary of the Company via certified mail, return receipt requested, in order to ensure timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for May 10, 2002.

PROPOSAL 1 — ELECTION OF DIRECTORS

Nominees

     A board of six directors will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the Company’s six nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders and such time as his successor is duly elected and qualified, or until his earlier resignation, removal or death.

     The names of the nominees, and certain information about them, are set forth below:

Name	Age	Position(s) with the Company	Director Since

Jean-Claude Asscher	73	Chairman of the Board	1972
Robert V. Adams	70	Director	1991
Daniel L. Brenner	50	Director	1990
Michael L. Margolis	56	Director, Chief Executive Officer and President	1998
Howard Oringer	59	Director	1992
Jon F. Rager	62	Director	1981

     Mr. Asscher has been a director of the Company and Chairman of the Board since 1972. He served as President of the Company from October 1975 to June 1982 and as Vice President from July 1972 to May 1973. He has been the President and principal shareholder of Tekelec-Airtronic, S.A., a French electronics company, since he founded that company in 1961. Mr. Asscher also serves as a director and Chairman of the Board of Directors of Ixia. See “Certain Relationships and Related Transactions” below.

     Mr. Adams has been a director of the Company since December 1991. Since September 1999, Mr. Adams has served as President and Chief Executive Officer of RV Adams Capital Management, a private venture capital investment company. From March 1989 until September 1999, Mr. Adams served as Chief Executive Officer and President of Xerox Technology Ventures, a venture capital company responsible for identifying, developing and managing new business opportunities for Xerox Corporation. Mr. Adams also serves as a director and Chairman Emeritus of the Board of Directors of Documentum, Inc.

     Mr. Brenner has been a director of the Company since May 1990. Mr. Brenner served as Vice President, Law and Regulatory Policy for the National Cable Television Association (NCTA) from June 1992 until August 1999 when he became Senior Vice President, Law and Regulatory Policy of the NCTA (in 2001, the NCTA changed its name to National Cable & Telecommunications Association).

     Mr. Margolis joined the Company as its Chief Executive Officer and President and as a director in February 1998. From 1977 until February 1998, Mr. Margolis held various officer and management positions with companies within the Ericsson Group, a manufacturer of telecommunications equipment, where he most recently served as Executive Vice President, Global Accounts from March 1997 until joining the Company.

     Mr. Oringer has been a director of the Company since January 1992. Since November 1994, Mr. Oringer has served as Managing Director of Communications Capital Group, a consulting firm. Mr. Oringer also serves as a director of Ixia and as a director and Chairman of the Board of Directors of Verilink Corporation.

     Mr. Rager became a director of the Company in October 1975, resigned in September 1979 and was re-elected in January 1981. Since 1976, Mr. Rager has been a practicing accountant with, and President of, Rager Bell Doskocil & Meyer CPAs (and its predecessors). Mr. Rager also serves as a director of Ixia.

     There is no family relationship between any director or executive officer of the Company and any other director or executive officer of the Company except that Mr. Brenner and the spouse of Ronald W. Buckly, the Company’s Vice President and General Counsel, are first cousins.

Information Regarding the Board of Directors and its Committees.

     The Board of Directors held a total of eight meetings during 2001 and acted five times by unanimous written consent. The Board of Directors has an Audit Committee, a Compensation Committee and a Corporate Development Committee. The Company does not have a nominating committee or any committee performing the function thereof. During 2001, each director of the Company attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held and the total number of meetings held by the Board committees on which he served.

     The Audit Committee, which during 2001 was comprised of Messrs. Adams, Brenner, Oringer and Rager (Chairman), met six times during 2001 and acted once by unanimous written consent. The Audit Committee recommends the engagement of independent auditors, reviews accounting policies, internal accounting controls and results of audit engagements and generally performs functions related to the financial condition and policies of the Company. Each member of the Audit Committee qualifies as “independent” as such term is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

     The Compensation Committee, which during 2001 was comprised of Messrs. Brenner (Chairman), Oringer and Rager, met eight times during 2001 and acted eight times by unanimous written consent. The Compensation Committee is responsible for administering the Company’s stock option plans (other than the stock option plans for the Company’s non-employee directors), including determining the persons to whom options are granted and the terms of such options, and the Company’s Employee Stock Purchase Plan. The Compensation Committee also advises and makes recommendations to the Company’s Board of Directors regarding the compensation of the Company’s executive officers, including advice and recommendations regarding the Executive Officer Bonus Plan.

     The Corporate Development Committee, which during 2001 was comprised of Messrs. Adams, Oringer (Chairman), Rager and Margolis (ex officio), did not meet during 2001. The Corporate Development Committee is responsible for reviewing, evaluating and advising the Board with respect to strategic alternatives and business development opportunities from time to time under consideration by the Company.

Compensation of Directors

     The Company currently pays each non-employee director a quarterly retainer of $4,000 (except the Chairman of the Board who is paid $6,500), plus $2,000 for attending in person or telephonically a Board of Directors’ meeting in excess of four hours and $1,000 for attending in person or telephonically a Board of Directors’ meeting of four hours or less. In addition, each member of the Compensation Committee receives $1,000 per quarter (except the Committee’s Chairman who is paid $1,750) and $250 for attending a Compensation Committee meeting in person or telephonically. Each member of the Audit Committee receives $1,500 per quarter (except the Committee’s Chairman who is paid $2,500) and $500 for attending an Audit Committee meeting in person or telephonically. The total amount of cash compensation paid to non-employee directors for 2001 was approximately $207,000. The Company also reimburses all directors for reasonable expenses incurred in connection with attending Board and Committee meetings.

     Directors who are not employees of the Company are ineligible to participate in the Company’s 1994 Stock Option Plan and Employee Stock Purchase Plan. Under the Company’s Amended and Restated Non-Employee Director Equity Incentive Plan, each non-employee director elected at the 1999

Annual Meeting received an option to purchase 50,401 shares of the Company’s Common Stock. Such options have an exercise price equal to the fair market value of the Common Stock on the date of grant (i.e., $10.88), vest in 12 equal quarterly installments over three years as long as the holder remains a non-employee director of the Company, and terminate upon the earlier of May 14, 2006 or seven months after the director ceases to serve as a non-employee director of the Company.

     If the Company’s shareholders approve the Non-Employee Director Stock Option Plan (the “Director Plan”) at the Annual Meeting (see “Proposal 3 — Approval of the Company’s Non-Employee Director Stock Option Plan”), then as of the date of their election to the Board at the Annual Meeting, each of Messrs. Adams, Asscher, Brenner, Oringer and Rager will be granted options to purchase 10,000 shares of the Company’s Common Stock in accordance with such Plan. Thereafter, each non-employee director will automatically be granted an option to purchase 10,000 shares of the Company’s Common Stock upon his or her re-election to the Board at an annual meeting of shareholders, provided the director has served as a non-employee director of the Company for at least six months preceding the date of the annual meeting. In addition, each non-employee director on the date he or she is first elected to the Company’s Board of Directors will automatically be granted an option to purchase 10,000 shares of the Company’s Common Stock upon his or her initial election to the Board. The exercise price of options granted under the Director Plan will be 100% of the fair market value of the Company’s Common Stock on the date of grant. The options will vest in four equal quarterly installments over one year as long as the holder remains a non-employee director of the Company. Options granted under the Director Plan will terminate on the seventh anniversary of the date of grant or, if earlier, 90 days after the director ceases to serve as a non-employee director of the Company for any reason other than death or disability or 12 months after the director ceases to serve as a non-employee director due to death or disability.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference in such filing.

     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. The Audit Committee operates pursuant to a Charter, a copy of which is available upon written request to the Company’s Corporate Secretary. Management of the Company is responsible for the preparation and integrity of the Company’s financial statements. PricewaterhouseCoopers LLP, the Company’s independent auditors, is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In the performance of its oversight function, the Audit Committee has reviewed and discussed the Company’s audited financial statements with management and PricewaterhouseCoopers LLP. The Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with PricewaterhouseCoopers LLP matters relating to its independence from the Company.

     The Audit Committee and the Board of Directors recognize that management and the Company’s independent auditors have more resources and time, and more detailed knowledge and information regarding the Company’s accounting, auditing, internal control and financial reporting practices than the Audit Committee does. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

     Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

Jon F. Rager, Chairman Robert V. Adams Daniel L. Brenner Howard Oringer

Calabasas, California
March 29, 2002

COMMON STOCK OWNERSHIP OF
PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of March 1, 2002 by (i) each person who is known to own beneficially more than 5% of the outstanding shares of the Company’s Common Stock, (ii) each of the Company’s directors, (iii) each of the executive officers named in the Summary Compensation Table on page 11 and (iv) all current directors and executive officers of the Company as a group:

Name of Beneficial Owner(1)	Shares Beneficially Owned		Percent of Class

Jean-Claude Asscher	12,577,547	(2)	20.9%
Tekelec-Airtronic, S.A.
5, rue Carle Vernet
92315 Sevres Cedex, France

Edouard Givel	10,587,842	(3)	17.6
Natinco, S.A.
8C, avenue de Champel
1206 Geneva, Switzerland

Massachusetts Financial Services Company	4,935,756	(4)	8.2
500 Boylston Street
Boston, Massachusetts 02116

Kopp Investment Advisors, Inc.	4,746,749	(5)	7.9
7701 France Avenue South, Suite 500
Edina, Minnesota 55435

Michael L. Margolis	258,414	(6)	*

Ronald W. Buckly	248,937	(7)	*

Daniel L. Brenner	157,901	(8)	*

Cecil E. Boyd	146,553	(9)	*

Frederick M. Lax	117,979	(10)	*

Paul J. Pucino	109,147	(11)	*

Robert V. Adams	90,801	(12)	*

Lee Smith	75,814	(13)	*

Jon F. Rager	75,339	(14)	*

Howard Oringer	63,401	(15)	*

All current directors and executive officers as a group (16 persons)	14,121,341	(16)	22.9

*	Less than one percent

(1)	Such persons have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(footnotes continue on next page)

(2)	Includes 10,587,842 shares which are owned by Mr. Givel and of which Mr. Asscher may be deemed a beneficial owner (see footnote 3 below); 125,464 shares owned by Muriel Asscher, Mr. Asscher’s wife; and 20,000 shares held by Tekelec-Airtronic, S.A., a French company of which Mr. Asscher is the President and principal shareholder. Also includes 110,401 shares subject to options or warrants held by Mr. Asscher which are exercisable or become exercisable within 60 days after March 1, 2002.

(3)	These shares are held in the name of Natinco, S.A. (“Natinco”), a Luxembourg investment company which holds minority interests in a number of U.S. and Europe-based companies, including a minority interest in Tekelec-Airtronic, S.A. Mr. Givel has advised the Company that he owns substantially all of the equity interest in Natinco and holds the shares in the Company for investment only. Mr. Asscher has from time to time acted as an advisor to Mr. Givel with respect to Natinco’s investment in the Company. Due to Mr. Asscher’s role as an advisor, Mr. Asscher may be deemed to share voting and investment power with respect to these shares and therefore to be a beneficial owner thereof within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934. Mr. Asscher has advised the Company that he has no beneficial or financial interest in Natinco and that he disclaims beneficial ownership of these shares.

(4)	Based on a Schedule 13G dated February 12, 2002 filed by Massachusetts Financial Services Company (“MFS”) wherein MFS reported sole voting power as to 4,532,876 shares and sole dispositive power as to 4,935,756 shares.

(5)	Based on a Schedule 13G dated February 5, 2002 filed by Kopp Investment Advisors, Inc. (“KIA”) on behalf of itself, Kopp Holding Company (“KHC”), the parent company of KIA, and Leroy C. Kopp, the sole shareholder of KHC, wherein (i) KIA reported sole voting power as to 922,500 shares, sole dispositive power as to 585,000 shares and shared dispositive power as to 4,075,249 shares; (ii) KHC reported that it beneficially owned 4,660,249 shares; and (iii) Mr. Kopp reported that he beneficially owned 4,746,749 shares, including 86,500 shares with respect to which he had sole voting and sole dispositive power.

(6)	Includes 234,680 shares subject to options held by Mr. Margolis which are exercisable or become exercisable within 60 days after March 1, 2002. Also includes 6,000 unvested restricted shares awarded to Mr. Margolis in connection with the commencement of his employment with Tekelec. See “Employment Agreements and Termination of Employment and Change-in-Control Arrangements” below.

(7)	Includes 222,856 shares subject to options or warrants held by Mr. Buckly which are exercisable or become exercisable within 60 days after March 1, 2002.

(8)	Includes 150,401 shares subject to options or warrants held by Mr. Brenner which are exercisable or become exercisable within 60 days after March 1, 2002.

(9)	Consists of 146,553 shares subject to options held by Mr. Boyd which are exercisable or become exercisable within 60 days after March 1, 2002. Mr. Boyd ceased to serve as Senior Vice President and General Manager, Network Systems Division, in July 2001 and terminated his employment with the Company on December 31, 2001.

(10)	Includes 87,500 shares subject to options held by Mr. Lax which are exercisable or become exercisable within 60 days after March 1, 2002. Also includes 22,500 unvested restricted shares awarded to Mr. Lax in connection with the commencement of his employment with Tekelec. See “Employment Agreements and Termination of Employment and Change-in-Control Arrangements” below.

(11)	Includes 107,812 shares subject to options held by Mr. Pucino which are exercisable or become exercisable within 60 days after March 1, 2002.

(12)	Includes 87,801 shares subject to options or warrants held by Mr. Adams which are exercisable or become exercisable within 60 days after March 1, 2002.

(13)	Includes 66,996 shares subject to options held by Mr. Smith which are exercisable or become exercisable within 60 days after March 1, 2002.

(14)	Includes 45,738 shares held by a family trust and 200 shares held for the benefit of Mr. Rager’s niece. Also includes 29,401 shares subject to options held by Mr. Rager which are exercisable or become exercisable within 60 days after March 1, 2002.

(15)	Includes 60,401 shares subject to options or warrants held by Mr. Oringer which are exercisable or become exercisable within 60 days after March 1, 2002.

(16)	Includes 1,465,288 shares subject to options or warrants held by all current directors and executive officers as a group which are exercisable or become exercisable within 60 days after March 1, 2002.

EXECUTIVE OFFICERS

     The executive officers of the Company, and certain information about them, are as follows:

Name	Age	Title

Michael L. Margolis	56	Chief Executive Officer and President
Frederick M. Lax	49	Executive Vice President and Chief Operating Officer; President, IEX Corporation
Paul J. Pucino	41	Vice President and Chief Financial Officer
Lori A. Craven	44	Vice President and General Manager, Network Systems Division
Lee B. Smith	44	Vice President and General Manager, Network Diagnostics Division
Debra May	46	Vice President and General Manager, Contact Center Division, IEX Corporation
Ronald W. Buckly	50	Vice President and General Counsel
David Frankie	56	Vice President, Operations and Quality
Danny L. Parker	43	Vice President, Corporate Development
Teresa A. Pippin	45	Vice President, Human Resources
Daniel B. Walters	54	Vice President, Global Marketing and Sales, Network Systems

     Officers are appointed by and serve at the discretion of the Board of Directors. For information concerning Mr. Margolis, see “Election of Directors - Nominees” above.

     Mr. Lax joined Tekelec as Executive Vice President and Chief Operating Officer in February 2001 and assumed the additional position of President, IEX Corporation (“IEX”) in March 2002. From October 2000 until joining the Company, Mr. Lax was employed by Lucent Technologies as Vice President and General Manager, Messaging Solutions Group. From 1974 until October 2000, Mr. Lax held various executive positions at Lucent Technologies and AT&T with responsibility for product and business management, software technology, global product development and global customer support operations.

     Mr. Pucino joined Tekelec as Vice President and Chief Financial Officer in May 2000. From December 1999 until joining the Company, Mr. Pucino served as Chief Financial Officer of Scour.com, an Internet-based multi-media entertainment search engine. From 1996 until December 1999, Mr. Pucino was employed by Galileo International, an operator of a computerized reservation system for the travel industry, where he most recently served as Vice President, Strategy and New Ventures.

     Ms. Craven joined Tekelec as Vice President and General Manager, Network Systems Division, in January 2002. From 1987 until joining the Company, Ms. Craven held various executive and management positions at Lucent Technologies and AT&T, where she most recently served as Vice President, Mobility Solutions Development, from September 2001 until January 2002 and as Vice President, Wireless System Development, from March 2000 until August 2001.

     Mr. Smith joined the Company as Director and Program Manager, Special Projects in March 1988. He held various non-officer sales and marketing positions from March 1989 until May 1998 when he became Vice President, Strategy and Business Development. In February 1999, Mr. Smith became an executive officer of the Company in his capacity as Vice President, Strategy and Business Development, and he served in such capacity until October 2000 when he assumed his present position as Vice President and General Manager, Network Diagnostics Division.

     Ms. May joined IEX in 1988 as a Vice President and continued to serve as Vice President, Contact Center Solutions, of IEX following Tekelec’s acquisition of IEX in May 1999. In February 2000, Ms. May became Vice President and General Manager, Contact Center Division of IEX.

     Mr. Buckly joined the Company as Vice President and General Counsel in April 1998 and has served as its Corporate Secretary since 1987. From March 1996 until joining the Company, Mr. Buckly was a partner in the international law firm of Bryan Cave LLP, the Company’s legal counsel. Since April 1998, Mr. Buckly has also served as of counsel to Bryan Cave LLP.

     Mr. Frankie joined the Company as Vice President, Operations in December 1996, and has served as Vice President, Operations and Quality since March 1997.

     Mr. Parker joined Tekelec as Senior Director, Customer Service for the Network Switching Division in November 1994. From April 1998 until October 2000, he held various management positions in the Network Switching Division and the Network Diagnostics Division including Vice President and General Manager, Network Diagnostics Division, from February 1999 until October 2000 when he assumed his present position as Vice President, Corporate Development.

     Ms. Pippin joined the Company as Vice President, Human Resources in February 1999. From September 1994 until joining the Company, Ms. Pippin held various human resource positions with Ericsson Inc. where she most recently served as its Vice President, Human Resources and Operational Development.

     Mr. Walters joined Tekelec as Vice President, Global Marketing and Sales, Network Systems, in January 2002. From October 1998 until June 1999, Mr. Walters held various sales management positions in Harris Corporation, a communications equipment provider, where he most recently served as Vice President, International Operations, from July 1999 until December 2001. From 1979 until September 1998, Mr. Walters held various sales positions with Motorola, where he most recently served as Vice President and Regional Director, Motorola Government Relations and Standards Team for Europe, the Middle East and Africa from January 1997 to September 1998.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

     The following table sets forth certain information for the three years ended December 31, 2001 concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company’s Chief Executive Officer, each of the Company’s other four most highly compensated executive officers serving at December 31, 2001, and one former executive officer who served as an executive officer for a portion of 2001:

						Long-Term Compensation
		Annual Compensation				Awards

					Other		Securities
Name and					Annual	Restricted	Underlying	All Other
Principal Position(s)	Year	Salary(1)		Bonus(2)	Compensation(3)	Stock Awards	Options	Compensation(4)

Michael L. Margolis	2001	$415,385	(5)	$171,040	$0	$0	150,000	$7,572
Chief Executive Officer	2000	344,130		268,852	0	0	100,000	7,572
and President	1999	300,000		75,000	0	0	121,000	5,886

Frederick M. Lax(6)	2001	290,000		310,000	37,969 (7)	826,800 (8)	350,000	5,998
Executive Vice President
and Chief Operating Officer

Cecil E. Boyd(9)	2001	304,876	(10)	37,789	0	0	50,000	6,540
Former Senior Vice	2000	249,038		114,402	0	0	112,500	6,387
President and General	1999	199,692		35,000	0	0	102,020	5,681
Manager, Network Systems Division

Ronald W. Buckly	2001	262,500		67,617	0	0	70,000	6,486
Vice President and	2000	239,231		100,477	0	0	75,000	5,595
General Counsel	1999	204,808	(11)	35,000	0	0	72,160	5,686

Paul J. Pucino(12)
Vice President and	2001	240,000		60,620	0	0	37,500	5,763
Chief Financial Officer	2000	137,117		76,989	0	0	225,000	3,753

Lee B. Smith	2001	233,654	(13)	53,341	0	0	70,000	5,730
Vice President and General	2000	239,923		85,420	0	0	100,000	5,667
Manager, Network Diagnostics Division	1999	206,000	(14)	21,971	0	0	59,320	5,364

(1)	Includes amounts, if any, deferred at the election of the named officer under the Company’s 401(k) Plan.

(2)	Except as otherwise set forth herein, amounts shown for 2000 and 2001 for each of the named officers were paid under the Company’s Officer Bonus Plans and were based on Company performance and the officer’s achievement of individual objectives. The amount shown for Mr. Lax for 2001 also includes a discretionary bonus in the amount of $50,000. The amount shown for Mr. Pucino for 2000 also includes a sign-on bonus in the amount of $20,000 paid to him in connection with the commencement of his employment with the Company. Amounts shown for 1999 for each of the named officers were paid as discretionary bonuses.

(3)	As permitted under the rules of the Securities and Exchange Commission, no amounts are shown with respect to any perquisites paid to a named officer unless the aggregate amount of such perquisites exceeds the lesser of (i) $50,000 or (ii) 10% of the total annual salary and bonus of a named officer.

(4)	The amounts shown in this column include (i) Company matching contributions allocated under the Company’s 401(k) Plan to the accounts of the named officers who elected to participate in the 401(k) Plan and (ii) the dollar value of premiums paid by the Company for group term life insurance for the benefit of the named officers. During 2001, the Company contributed $5,250 to the account of each of the named officers under the 401(k) Plan. Amounts paid by the Company during 2001 as insurance premiums for the benefit of the named officers were: Mr. Margolis — $2,322; Mr. Lax — $748; Mr. Boyd — $1,290; Mr. Buckly — $1,236; Mr. Pucino — $513; and Mr. Smith — $480.

(5)	Includes $15,385 paid in lieu of accrued vacation.

(6)	Mr. Lax joined the Company in February 2001.

(7)	Represents aggregate amount paid as reimbursement for certain relocation, temporary housing, moving and related expenses.

(footnotes continue on next page)

(8)	Represents the value as of the date (i.e., February 1, 2001) on which Mr. Lax commenced his employment with the Company of 30,000 restricted shares of the Company’s Common Stock awarded to Mr. Lax in connection with the commencement of his employment with the Company. The value is based on the closing sales price (i.e., $27.56) of the Company’s Common Stock as reported on The Nasdaq Stock Market on February 1, 2001. Such shares vest in four equal annual installments commencing in February 2002 provided that Mr. Lax is an employee of the Company on the vesting dates. Although Mr. Lax is entitled to be paid dividends on such shares if the Company declares a dividend on its Common Stock, the Company has not paid any such dividends and does not anticipate paying any such dividends at any time in the foreseeable future. The value of such 30,000 shares at December 31, 2001 was $543,300 based on the closing sales price of the Company’s Common Stock on that date as reported on The Nasdaq Stock Market (i.e., $18.11 per share).

(9)	Mr. Boyd ceased to serve as Senior Vice President and General Manager, Network Systems Division, in July 2001 and terminated his employment with the Company on December 31, 2001.

(10)	Includes $29,876 paid in lieu of accrued vacation.

(11)	Includes $4,808 paid in lieu of accrued vacation.

(12)	Mr. Pucino joined the Company in May 2000.

(13)	Includes $8,654 paid in lieu of accrued vacation.

(14)	Includes $46,154 paid in lieu of accrued vacation.

Option Grants in 2001

     The following table sets forth certain information concerning stock option grants in 2001 to the executive officers named in the Summary Compensation Table:

	Individual Grants(1)

	Number of	% of Total
	Securities	Options
	Underlying	Granted to	Exercise		Grant Date
	Options	Employees	Price	Expiration	Present
Name	Granted	in 2001(2)	($/Share)(3)	Date	Value(4)

Michael L. Margolis	150,000	3.3%	$25.31	1/30/2011	$1,748,326

Frederick M. Lax	350,000	7.7	27.56	2/01/2011	4,436,126

Cecil E. Boyd	50,000	1.1	25.31	1/30/2011	582,775

Ronald W. Buckly	70,000	1.5	25.31	1/30/2011	815,885

Paul J. Pucino	37,500	0.8	25.31	1/30/2011	437,082

Lee B. Smith	70,000	1.5	25.31	1/30/2011	815,885

(1)	The stock options in this table, other than those granted to Mr. Lax, were granted under the Company’s 1994 Stock Option Plan. All such options vest and become exercisable over four years (except for Mr. Boyd’s options which vest and become exercisable over two years) and were granted for terms of ten years subject to earlier termination under certain circumstances relating to termination of employment. The terms of the options granted to Mr. Lax are in all material respects identical to the terms of the options granted to the Company’s other officers.

(2)	In 2001, the Company granted options to employees to purchase an aggregate of 4,545,823 shares.

(3)	The exercise price per share of all such options was not less than 100% of the reported closing sales price of the Company’s Common Stock on The Nasdaq Stock Market on the date of grant.

(4)	The Grant Date Present Value is equal to the grant date option value calculated using a modified Black-Scholes American Options Pricing Model (the “Black-Scholes Model”), adjusted to reflect the risk that the options may be forfeited prior to exercise. Black-Scholes Model input assumptions included: (a) an expected time to exercise of 4.45 years for officers; (b) an interest rate equal to the interest rate on U.S. government debt instruments with maturities approximately equal to the options’ expected time to exercise; (c) volatility equal to the standard deviation of the Company’s Common Stock, calculated using daily closing stock prices for the period from January 1998 to December 2001; and (d) an expected dividend yield of 0%. The risk of forfeiture was calculated by applying the annualized weighted-average occurrence of cancellation of the Company’s options prior to exercise for the period during 1998-2001 (9.01%) compounded over the expected years to exercise of 4.45 years for officers. There can be no assurance that the value realized by an optionee will be at or near the value estimated by the Black-Scholes Model.

Aggregated Option Exercises in 2001 and Option Values at December 31, 2001

     The following table sets forth certain information concerning stock option exercises during 2001 and unexercised options held as of December 31, 2001 by the executive officers named in the Summary Compensation Table:

			Number of Securities		Value of
	Shares		Underlying Unexercised		Unexercised in-the-Money
	Acquired		Options at 12/31/2001		Options at 12/31/2001(2)
	on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Michael L. Margolis	9,139	$151,822	196,555	306,625	$38,070	$114,210
Frederick M. Lax	0	0	0	350,000	0	0
Cecil E. Boyd	37,060	1,065,239	149,553	0	361,822	0
Ronald W. Buckly	13,528	52,740	202,373	174,843	147,286	69,097
Paul J. Pucino	0	0	91,405	171,095	0	0
Lee B. Smith	12,045	225,167	50,971	135,453	42,314	82,004

(1)	Represents the difference between the closing sales price of the Company’s Common Stock on the option exercise date as reported on The Nasdaq Stock Market and the exercise price of such options.

(2)	Represents the difference between the closing sales price of the Company’s Common Stock on December 31, 2001 as reported on The Nasdaq Stock Market (i.e., $18.11) and the exercise price of such options.

Employment Agreements and Termination of Employment and Change-in-Control Arrangements

     Under the Company’s officer severance plan (the “Severance Plan”), certain executive officers of the Company who have been designated by the Board of Directors as eligible officers under the Severance Plan are entitled to receive severance benefits following termination of employment, if such termination is non-temporary, involuntary and without cause. In addition, if there is a “change in control” of the Company, an eligible officer will receive benefits under the Severance Plan if such officer terminates his or her employment with the Company either for any reason within one year following the change in control or for “good reason” (which includes the assignment to the officer of duties significantly inconsistent with his or her prior position or a reduction in his or her compensation or benefits) within two years following such change in control. In addition to the other benefits that an executive officer may be entitled to receive upon termination of his or her employment in connection with or following a change in control, an officer’s stock options will vest to the extent then unvested and will be exercisable for one year following the termination of such officer’s employment with the Company or a surviving corporation, as the case may be, if, in connection with a change in control (or within two years thereafter with respect to (ii) and (iii) below), such officer (i) is not offered employment by the surviving corporation on terms and conditions generally no less favorable to such officer than the terms and conditions of his or her employment with the Company in effect immediately prior to the change in control; (ii) is terminated without cause by the Company or the surviving corporation; or (iii) terminates for good reason his or her employment with the Company or the surviving corporation.

     The following officers have been designated by the Board of Directors as eligible officers for purposes of the Severance Plan: Messrs. Margolis, Lax, Pucino, Buckly, Frankie, Parker, Smith and, Walters and Mses. Craven, May and Pippin. Each eligible officer is entitled to severance pay based on his or her highest annual compensation (i.e., base salary plus bonus), the number of years employed by the Company and the highest office attained prior to termination. Based on such factors, the amounts that would be payable under the Severance Plan to Messrs. Margolis, Lax, Buckly, Pucino and Smith if their employment were terminated as of March 1, 2002 under circumstances entitling them to severance benefits under the Severance Plan would be $769,179, $561,000, $362,977, $264,027 and $319,074, respectively. Severance benefits also include continuation, at the Company’s expense, of health care insurance and term life insurance for a period of 18 months following termination of employment.

     In connection with the commencement of Mr. Margolis’ employment with the Company in February 1998, the Company awarded to him 30,000 restricted shares of the Company’s Common Stock and granted to him stock options to purchase 370,000 shares of Common Stock. The restricted shares vest in five equal annual installments commencing in February 1999 and the stock options vest over five years provided in each case that Mr. Margolis is an employee of the Company on the vesting dates. In the event Mr. Margolis’ employment with the Company terminates under circumstances entitling him to benefits under the Severance Plan, then all unvested installments of the restricted shares and the stock options will vest in full upon such termination.

     In April 2001, the Compensation Committee amended options previously granted to Mr. Margolis under the 1994 Stock Option Plan to purchase an aggregate of 512,319 shares of the Company’s Common Stock to provide that upon Mr. Margolis’ Qualifying Retirement (defined as the termination of employment with the Company at or after age 55 with not less than five years of continuous service as an employee of the Company), such options will become exercisable in full. In May 2001, following shareholder approval of an amendment to the Company’s 1994 Stock Option Plan authorizing the Compensation Committee to extend the exercise period of stock options following an optionee’s termination of employment due to Qualifying Retirement, the Compensation Committee further amended all such options held by Mr. Margolis to provide that they will be exercisable until the expiration of their full terms (i.e., until the ten-year anniversary of each option’s grant date) in the event of Mr. Margolis’ Qualifying Retirement.

     In January 2002, the Company and Mr. Margolis entered into an Agreement to Provide Retiree Medical Benefits and Stock Option Benefits (the “Retiree Benefits Agreement”) whereby the Company agreed to provide certain medical, dental and vision benefits to Mr. Margolis and his family for the term of Mr. Margolis’ life following the termination of his employment with the Company at any time after February 16, 2003. Under the terms of the Retiree Benefits Agreement, the Company also agreed that all or a portion (as determined by the Compensation Committee) of the stock options granted to Mr. Margolis after the effective date of such Agreement would immediately vest and become exercisable in full until the expiration of their full term (i.e., ten years after the option date of grant) upon Mr. Margolis’ Qualifying Retirement.

     In connection with the commencement of Mr. Lax’s employment with the Company in February 2001, the Company awarded to him 30,000 restricted shares of the Company’s Common Stock and granted to him stock options to purchase 350,000 shares of Common Stock. The restricted shares vest in four equal annual installments commencing in February 2002, and the stock options vest over four years (i.e., 25% of such options vest on the one-year anniversary of Mr. Lax’s employment with the Company and the remaining options vest in 12 equal quarterly installments), provided in each case that Mr. Lax is an employee of the Company on the vesting dates.

Compensation Committee Interlocks and Insider Participation

     During 2001, the Compensation Committee consisted of Messrs. Brenner, Oringer and Rager, all of whom are non-employee directors of the Company. No member of the Compensation Committee is or was a current or former officer or an employee of the Company or any of its subsidiaries other than Mr. Rager who served as the Company’s Treasurer and Secretary from 1975 to 1985.

BOARD OF DIRECTORS AND COMPENSATION COMMITTEE
REPORTS ON EXECUTIVE COMPENSATION

     The Board of Directors and the Compensation Committee of the Board of Directors share responsibility for determining and administering the compensation program for the Company’s executive officers. The Company’s executive compensation program consists of both cash-based and stock-based compensation. The Board of Directors is responsible for determining the annual base salaries of the Company’s executive officers and approving the terms of the officer bonus plan, in each case taking into consideration recommendations of the Compensation Committee, and approving the award of any discretionary bonuses. The Board has delegated to the Compensation Committee the responsibility of recommending to the Board for its approval the salaries and bonus plan for the Company’s executive officers and administering the Company’s stock option plans pursuant to which stock options are granted to the Company’s employees.

     The reports on executive compensation by the Board of Directors and the Compensation Committee and the Performance Graph on page 18 shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Board of Directors Report on Executive Compensation

     The principal objectives of the Company’s executive compensation program are to attract, motivate and retain qualified, experienced individuals to serve as officers of the Company and to provide incentives to attain the financial and strategic objectives of the Company. The Company’s executive compensation program consists of three basic components — base salaries, cash bonuses and stock options.

     Based on recommendations of the Compensation Committee, the Board of Directors annually sets and approves the base salaries of all executive officers. For 2001, the Board increased the annual base salaries of the Company’s executive officers by percentages ranging from 0% to 15.9%.

     The Board believes that a significant portion of each officer’s annual compensation should be related to the Company’s financial performance and his or her achievement of individual corporate and strategic objectives. Accordingly, under the terms of the 2001 Officer Bonus Plan recommended by the Compensation Committee and approved by the Board, each executive officer of the Company was eligible to receive quarterly cash bonuses equal to a percentage (up to a maximum ranging from 40% to 160% depending on the officer) of his or her quarterly earnings if the Company achieved certain pre-established quarterly financial performance goals, plus a bonus equal to a percentage (up to a maximum ranging from 10% to 40% depending on the individual officer) of his or her annual earnings based on the extent to which such officer achieved certain individual objectives. Quarterly bonuses under such Plan would only be paid if the Company’s quarterly operating income met or exceeded a minimum operating income goal set forth in the Bonus Plan. Based on the Company’s 2001 quarterly financial results and an officer’s achievement of his or her individual objectives, the Company’s executive officers (other than Mr. Margolis) received aggregate bonuses under the 2001 Officer Bonus Plan ranging in amounts from $36,462 to $310,000.

     The Board was also responsible for determining the annual compensation (other than stock options) of Mr. Margolis. For 2001, the Board increased Mr. Margolis’ base salary to $400,000, which represented an increase of $55,000, or 15.9%, over his 2000 base salary. Under the terms of the 2001 Officer Bonus Plan, Mr. Margolis was eligible to receive (i) quarterly cash bonuses equal to a percentage (up to a maximum of 100%) of his quarterly earnings if the Company met or exceeded the minimum quarterly operating income goals set forth in the Bonus Plan and (ii) a bonus equal to a percentage (up to a maximum of 25%) of his annual earnings based on the extent to which he achieved certain individual objectives established by the Board of Directors. Based on the Company’s 2001 quarterly financial results and the extent to which Mr. Margolis achieved his individual objectives, Mr. Margolis earned an aggregate bonus in the amount of $171,040 under the Bonus Plan. Although Mr. Margolis is a member of the Board of Directors, he did not participate in any discussions or decisions of the Board or the Compensation Committee regarding the setting of his salary or the award of any bonus or the grant of any stock options to him.

     Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), a publicly held corporation such as the Company will generally not be allowed a federal income tax deduction for otherwise deductible compensation paid to the executive officers named in the Summary Compensation Table to the extent that compensation paid to a particular officer is not performance-based and exceeds $1 million in any fiscal year. Qualifying performance-based compensation (including compensation attributable to the exercise of stock options) will not be subject to the deductibility limitation if certain conditions are met. The Company’s general policy is to preserve the federal income tax deductibility of compensation paid to its executive officers. Accordingly, the Company has generally taken appropriate actions, to the extent reasonable, to preserve the deductibility of the compensation paid to its executive officers. There may be limited circumstances, however, where an executive officer’s compensation may exceed the amount that is deductible.

BOARD OF DIRECTORS

Jean-Claude Asscher, Chairman Robert V. Adams Daniel L. Brenner Michael L. Margolis Howard Oringer Jon F. Rager

Compensation Committee Report on Executive Compensation

     The Compensation Committee is responsible for recommending to the Board for its approval the base salaries and the officer bonus plan for the Company’s executive officers and for administering the Company’s employee stock option plans. The Compensation Committee annually reviews each executive officer’s base salary and establishes the financial performance goals for the officer bonus plan. In making its recommendations for annual base salaries and the officer bonus plan, the Compensation Committee considers base salary and bonus information for comparable companies and the telecommunications and electronics industries in general that is available from compensation surveys and various other sources. The Committee also takes into account each officer’s position, responsibilities, experience, contributions and individual performance and considers the Company’s financial results and condition as well as the Company’s growth in revenues and earnings. Due to the highly competitive nature of the telecommunications and electronics industries, the Committee believes that compensation packages above the competitive median are necessary and appropriate to attract and retain qualified executive officers.

     Options to purchase the Company’s Common Stock are a key component of the Company’s executive compensation program. The Compensation Committee views the grant of stock options as a valuable incentive to attract and retain key employees and to motivate them to maximize shareholder value. The Compensation Committee reviews and considers recommendations by the Company’s Chief Executive Officer with regard to the grant of stock options to executive officers (other than the Chief Executive Officer) and other key employees whose contributions and skills are important to the long-term success of the Company.

     Each officer typically receives a stock option grant upon first joining the Company and thereafter is eligible periodically to receive additional stock options. In determining the size and other terms of an option grant to an executive officer, the Compensation Committee considers a number of factors, including such officer’s position and responsibilities, promotions, individual performance, salary, previous stock option grants (if any) and length of service to the Company. The exercise price of options is not less than the market price of the Company’s Common Stock on the date of grant. Stock options generally vest in 16 equal quarterly installments (other than new hire grants for officers which typically vest to the extent of 25% of the shares subject to the option after one year of employment and the remaining 75% of the shares vest in 12 equal quarterly installments) over four years, as long as the optionee remains an employee of the Company, and therefore encourage an optionee to remain an employee of the Company.

     In 2001, options to purchase an aggregate of 887,500 shares of Common Stock were granted to all executive officers as a group and represented 19.5% of all options granted in 2001. Option grants to executive officers in 2001 consisted of (i) options to purchase 350,000 shares granted by the Board to one officer upon joining the Company and (ii) options to purchase an aggregate of 537,500 shares granted by the Compensation Committee to the Company’s other officers as annual performance grants.

     The Compensation Committee generally considers the same factors in determining the Chief Executive Officer’s compensation as it considers with respect to the Company’s other executive officers. Mr. Margolis’ 2001 compensation included the grant of options to purchase 150,000 shares of the Company’s Common Stock and thus reflects the Compensation Committee’s philosophy that a significant portion of the Chief Executive Officer’s overall compensation should be incentive-based. Information concerning options granted during 2001 to the executive officers named in the Summary Compensation Table is provided in the table entitled “Option Grants in 2001.”

COMPENSATION COMMITTEE

Daniel L. Brenner, Chairman Howard Oringer Jon F. Rager

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since 1998, Tekelec Ltd., the Company’s wholly owned Japanese subsidiary, has served as the distributor in Japan for products of Ixia, a provider of performance analysis systems for data communications networks and network equipment. Messrs. Asscher, Oringer and Rager are directors of Ixia. During 2001, Tekelec Ltd. purchases from Ixia aggregated $2,165,000. As of December 31, 2001, Tekelec Ltd. owed Ixia approximately $168,000 for purchases of Ixia’s products.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and officers, and persons who beneficially own more than 10% of the Company’s Common Stock, to file initial reports of ownership of the Company’s Common Stock and reports of changes in ownership with the SEC and The Nasdaq Stock Market. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on the Company’s review of the copies of such forms furnished to it and written representations from the Company’s executive officers and directors, the Company believes that all reports required to be filed pursuant to Section 16(a) were filed on a timely basis during and with respect to 2001.

PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Company’s Common Stock with the cumulative total return of the Total Return Index for The Nasdaq Stock Market (U.S. Companies) and the Nasdaq Computer Manufacturers Index for the five-year period commencing January 1, 1997. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

Comparison of Five-Year Cumulative Total Return*
among Tekelec, Total Return Index for The Nasdaq Stock Market
(U.S. Companies) and Nasdaq Computer Manufacturers Index

	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01

Tekelec	100	387	421	571	762	460
The Nasdaq Stock Market (U.S.)	100	122	173	304	191	152
Nasdaq Computer Mfrs. Index	100	147	377	743	472	274

*	Assumes (i) $100 invested on December 31, 1996 in Tekelec Common Stock, the Total Return Index for The Nasdaq Stock Market (U.S. Companies) and the Nasdaq Computer Manufacturers Index and (ii) immediate reinvestment of all dividends.

PROPOSAL 2 — APPROVAL OF AMENDMENT
TO 1994 STOCK OPTION PLAN TO INCREASE
THE NUMBER OF SHARES OF COMMON STOCK
AUTHORIZED FOR ISSUANCE THEREUNDER

     In 1994, the Board of Directors of the Company adopted and the shareholders of the Company approved the 1994 Stock Option Plan (the “1994 Plan”) under which 3,200,000 shares of Common Stock were initially authorized for issuance pursuant to the exercise of stock options granted thereunder. The 1994 Plan was amended in 1995, 1996, 1997, 1998, 1999, 2000 and 2001 to increase the number of shares authorized for issuance thereunder by an aggregate of 21,500,000 shares.

     The Board of Directors recognizes that equity incentives such as stock options are critical factors in attracting, retaining and motivating qualified employees and provide such employees with a meaningful opportunity to more closely align their interests with those of the Company’s shareholders. In March 2002, the Board of Directors amended the 1994 Plan, subject to shareholder approval, to increase the number of shares authorized for issuance thereunder by 3,000,000 shares (i.e., approximately 4.99% of the outstanding shares of the Company’s Common Stock as of March 20, 2002). The Board of Directors approved such increase in order to ensure the availability of sufficient shares of the Company’s Common Stock for option grants to new employees of the Company, annual performance stock option grants in the first quarter of 2003 and periodic stock option grants to the Company’s employees. If the proposed 3,000,000-share increase is approved by the shareholders, the Board of Directors believes that the shares available for option grants should be sufficient to meet the Company’s presently anticipated stock option grant needs under the 1994 Plan at least until the Company’s Annual Meeting of Shareholders in 2003.

     As of March 1, 2002, 7,547,662 shares had been issued upon the exercise of options granted under the 1994 Plan, 16,595,487 shares were subject to outstanding options, and there were 556,851 shares (not including the 3,000,000-share increase subject to shareholder approval) remaining available for option grants under the 1994 Plan. If the amendment to increase the authorized number of shares by 3,000,000 is approved, then a total of 27,700,000 shares will have been authorized for issuance under the 1994 Plan since its inception.

     AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE AMENDMENT TO THE 1994 PLAN INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 3,000,000 SHARES. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY’S COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THIS AMENDMENT TO THE 1994 PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT.

Amended Plan Benefits

     Grants under the 1994 Plan are made at the discretion of the Compensation Committee to whom the Board of Directors has delegated the administration of the 1994 Plan. Because future optionees, the timing of option grants, the number of shares subject to option grants and exercise prices have not yet been determined, future grants under the 1994 Plan are not yet determinable.

Summary of 1994 Plan

     A summary of the principal provisions of the 1994 Plan is set forth below and is qualified in its entirety by reference to the 1994 Plan. A copy of the 1994 Plan is available from the Company’s Corporate Secretary upon written request.

Purpose

     The purposes of the 1994 Plan are to (i) attract and retain the services of selected key employees who the Company believes are in a position to make a material contribution to the successful operation of the Company’s business; (ii) motivate such persons, by means of performance-related incentives, to achieve the Company’s business goals; and (iii) enable such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

Administration

     The 1994 Plan is required to be administered by a committee designated by the Board of Directors and comprised of not less than two disinterested non-employee Board members. The 1994 Plan is currently administered by the Compensation Committee of the Board, which is comprised of three disinterested non-employee directors. The interpretation and construction of any provision of the 1994 Plan is within the sole discretion of the members of the Compensation Committee, whose determination is final and binding.

Eligibility

     The 1994 Plan provides that nonstatutory stock options and incentive stock options may be granted only to employees (including officers and directors who are also employees) of the Company. As administrator of the 1994 Plan, the Compensation Committee selects the optionees and determines the type of option (i.e., incentive or nonstatutory) and the number of shares to be subject to each option. In making such determination, there is taken into account a number of factors, including the employee’s position and responsibilities, individual job performance, salary, previous stock option grants (if any), length of service to the Company, and other relevant factors. As of March 1, 2002, 1,011 persons were eligible to receive options under the 1994 Plan, virtually all of whom had been granted options under the Plan.

Terms of Options

     Options granted under the 1994 Plan may be either “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonstatutory stock options. Each option is evidenced by a written stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

(a)	Number of Shares: The aggregate fair market value (determined as of the grant date) of the stock for which an employee may be granted incentive stock options that first become exercisable during any one calendar year under all the Company’s plans may not exceed $100,000. In addition, the maximum number of shares which may be awarded as options under the 1994 Plan during any calendar year to any one optionee may not exceed 800,000 shares.

(b)	Exercise of the Option: The optionee must earn the right to exercise the option by continuing to work for the Company. Options granted under the 1994 Plan will become exercisable at such times and in such cumulative installments as the Compensation Committee determines subject to earlier termination of the option upon termination of the optionee’s employment for any reason. Options are typically exercisable in cumulative installments (e.g., equal quarterly installments) over periods of up to four years. An option is exercised by giving to the Company written notice of exercise specifying the number of shares of Common Stock as to which the option is being exercised and by tendering payment to the Company of the purchase price. The form of payment for shares to be issued upon the exercise of an option is determined by the Compensation Committee and may consist of cash, check, previously owned shares of Common Stock, a combination thereof or such other consideration as is determined by the Compensation Committee.

(c)	Exercise Price: The exercise price per share for the shares to be issued pursuant to the exercise of an option is determined by the Committee and may not be less than 100% of the fair market value of the Common Stock on the grant date. The fair market value of the Common Stock on the date of an option grant will be equal to the closing sales price of the Common Stock as reported on The Nasdaq Stock Market. The Committee does not have the authority to amend or adjust (i.e., reprice) the exercise price of any options previously granted under the 1994 Plan, whether through amendment, cancellation, replacement grant or other means. On March 1, 2002, the closing sales price of the Company’s Common Stock on The Nasdaq Stock Market was $12.40 per share.

(d)	Termination of Employment: If an optionee’s employment with the Company is terminated for any reason, other than death or total and permanent disability, the option may be exercised within three months after such termination as to all or part of the shares as to which the optionee was entitled to exercise the option at the time of termination.

(e)	Death or Disability: If an optionee should die or become permanently and totally disabled while employed by the Company, his or her options may be exercised at any time within six months after such death or disability, but only to the extent the optionee was entitled to exercise the options at the date of his or her termination of employment due to such death or disability.

(f)	Qualifying Retirement: The Compensation Committee, in its discretion, either upon option grant or upon the amendment of previously granted options, may provide that an optionee’s options will be exercisable following the date of such optionee’s “Qualifying Retirement” (defined as the termination of employment with the Company at or after age 55 with not less than five years of continuous service as an employee of the Company) for a period of time longer than the above-described three-month and six-month exercise periods following termination of employment but not in excess of the original term of such options.

(g)	Expiration of Options: Options may not have a term greater than ten years from the grant date. No option may be exercised after its expiration.

(h)	Nontransferability of Option: Options are nontransferable by the optionee, other than by will or the laws of descent and distribution or in a transfer between spouses incident to a divorce, and are exercisable only by the optionee during his or her lifetime or, in the event of the death of the optionee, by the estate of the optionee or by a person who acquires the right to exercise the options by bequest or inheritance.

(i)	Other Provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1994 Plan as may be determined by the Compensation Committee.

Adjustment upon Changes in Capitalization or Control

     In the event that a change, such as a stock split or stock dividend, is made in the Company’s capitalization which affects the stock for which options are exercisable under the 1994 Plan, appropriate adjustment will be made in the exercise price of and the number of shares covered by outstanding options and in the number of shares available for issuance under the 1994 Plan. In general, unless the terms of an option expressly provide otherwise, in the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation, outstanding options will be assumed by the successor corporation or the Board of Directors will declare that any option will terminate as of a date fixed by the Board which is at least 30 days after notice thereof is given to optionees and permit optionees to exercise all or a portion of the shares covered by such options, including shares as to which the options would not otherwise be exercisable.

Amendment and Termination

     The Compensation Committee may amend or terminate the 1994 Plan at any time or from time to time without the approval of the Company’s shareholders; provided, however, that approval of the holders of voting shares represented and entitled to vote at a valid meeting of shareholders is required for any amendment to the 1994 Plan which would: (a) materially increase the number of shares which may be issued thereunder other than in connection with an adjustment upon changes in capitalization; (b) materially change the designation of the class of employees eligible to participate; (c) remove the administration of the 1994 Plan from the Board of Directors or its committee; (d) extend the term of the 1994 Plan beyond its initial ten-year term; (e) materially increase the benefits to participants under the 1994 Plan; or (f) materially modify the requirements as to eligibility for participation. In any event, the 1994 Plan will terminate on the tenth anniversary of its adoption by the Board of Directors (i.e., April 3, 2004), provided that any options then outstanding will remain outstanding until they expire by their terms.

Tax Information

     The federal tax consequences of options are complex and subject to change. The following discussion is only a brief summary of the general federal income tax rules currently in effect which are applicable to stock options. A taxpayer’s particular situation may be such that some variation of the general rules may apply. This summary does not cover the state, local or foreign tax consequences of the grant or exercise of options under the 1994 Plan or the disposition of shares acquired upon exercise of such options or federal estate tax or state estate, inheritance or death taxes.

Incentive Stock Options

     If an option granted under the 1994 Plan is treated as an “incentive stock option” as defined in Section 422 of the Code, the optionee will not recognize any income for regular income tax purposes upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. As discussed below, the tax treatment to the optionee and the Company upon an optionee’s sale of the shares will depend primarily upon whether the optionee has met certain holding period requirements at the time of sale. In addition, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability in the year of exercise.

     If an optionee exercises an incentive stock option and does not dispose of the shares received within the period ending on the later of (i) two years from the date of the grant of such option or (ii) one year after the exercise of the option, any gain realized upon disposition of the shares will be characterized as long-term capital gain subject to a maximum federal income tax rate of 20%. The amount of gain realized on the disposition of the shares will be equal to the difference between the amount realized on the disposition and the optionee’s tax basis in the shares. If the optionee does not dispose of the shares within the holding period specified above, the Company will not be entitled to a federal income tax deduction at any time. If the optionee disposes of the shares either within two years from the date the option is granted or within one year after the exercise of the option, such disposition will be treated as a “disqualifying disposition” for federal income tax purposes and an amount equal to the difference between (i) the lesser of the fair market value of the shares on the date of exercise and the amount realized on the disposition, and (ii) the exercise price will be taxed as ordinary income subject to a maximum marginal federal income tax rate of 39.6% in the taxable year in which the disposition occurs. The excess, if any, of the amount realized over the fair market value of the shares at the time of the exercise of the option will be treated as short-term or long-term capital gain, as the case may be. An optionee will be generally considered to have disposed of shares if he or she sells, exchanges, makes a gift of or transfers legal title to such shares (except by pledge, in certain non-taxable exchanges, in an insolvency proceeding, incident to a divorce, or upon death). The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the exercise price is an adjustment in determining an optionee’s alternative minimum taxable income for such year. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. If a disqualifying disposition occurs in the same year as an option is exercised, the amount of ordinary income resulting from such disposition would generally offset any adjustment to alternative minimum taxable income for the year of exercise. In the case of a disqualifying disposition which occurs after the year of exercise, an individual would be required to recognize alternative minimum taxable income in the year of exercise and ordinary income in the year of such disqualifying disposition in an amount determined under the rules described above. Optionees are urged to consult their tax advisors concerning the applicability of the alternative minimum tax to their own circumstances.

     In general, there currently are no federal income tax consequences to the Company upon the grant, exercise or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received upon the exercise of an incentive stock option prior to satisfying the two-year and one-year holding periods described above, the Company will be entitled to a deduction for federal income tax purposes in the year of such disposition in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided the Company has satisfied its reporting obligations under the Code.

Nonstatutory Stock Options

     Nonstatutory stock options granted under the 1994 Plan do not qualify as “incentive stock options” and, accordingly, do not qualify for any special tax benefits to the optionee. An optionee will not recognize any income at the time he or she is granted nonstatutory stock options because such options are not actively traded on an established market and will have no readily ascertainable fair market value at the time of grant. However, upon the exercise of a nonstatutory stock option, the optionee will generally recognize ordinary income for federal income tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be treated as compensation income subject to income tax withholding by the Company out of the other compensation paid to the optionee. If such earnings are insufficient to pay the withholding tax, the optionee will be required to make a direct payment to the Company to cover the withholding tax liability.

     Upon a sale of any shares acquired pursuant to the exercise of a nonstatutory stock option, the difference between the sale price and the optionee’s tax basis in the shares will be treated as a long-term or short-term capital gain or loss, as the case may be, depending on the optionee’s holding period for the shares without “tacking on” any holding period for the option. The optionee’s tax basis for determination of such gain or loss will ordinarily be the sum of (i) the amount paid for such shares (i.e., the exercise price), plus (ii) any ordinary income recognized as a result of the exercise of such option. If the optionee has held the shares for more than one year at the time of sale, the capital gain will be subject to a maximum federal income tax rate of 20%. If the holding period for the shares is shorter, the maximum marginal federal income tax rate will be 39.6%. In general, there will be no federal tax consequences to the Company upon the grant or termination of a nonstatutory stock option or the sale or disposition of the shares acquired upon exercise of a nonstatutory stock option. However, upon the exercise of a nonstatutory stock option, the Company will be entitled to a deduction to the extent and in the year that ordinary income from the exercise of the option must be recognized by the optionee, provided that the Company has satisfied its obligations under the Code and Income Tax Regulations relating to the reporting of the transaction to the Internal Revenue Service and the optionee.

PROPOSAL 3 — APPROVAL OF THE
COMPANY’S NON-EMPLOYEE DIRECTOR
STOCK OPTION PLAN

     In March 2002, the Board of Directors of the Company adopted, subject to the approval of the Company’s shareholders, the Non-Employee Director Stock Option Plan (the “Director Plan”) for the purpose of granting stock options to purchase shares of the Company’s Common Stock to non-employee directors of the Company. A total of 500,000 shares of Common Stock is reserved for issuance under the Director Plan. No stock options will be granted and no shares of Common Stock will be issued under the Director Plan unless and until the Director Plan is duly approved by the Company’s shareholders. If the Director Plan is approved by the Company’s shareholders at the Annual Meeting, Messrs. Asscher, Adams, Brenner, Oringer and Rager on the date of the Annual Meeting will each receive a stock option to purchase 10,000 shares of Tekelec Common Stock.

     AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO APPROVE THE DIRECTOR PLAN. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMPANY’S COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THE DIRECTOR PLAN. THE BOARD OF

DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE DIRECTOR PLAN.

New Plan Benefits

     The following table sets forth certain information regarding the stock options which the Company currently expects will be granted as of the date of the Annual Meeting to the non-employee directors of the Company who are re-elected at the Meeting. The grants are subject to the approval of the

Director Plan by the Company’s shareholders and to the re-election of the directors at the Annual Meeting. Since the exercise price of the stock options will be equal to the market value of the Company’s Common Stock on the date of grant (i.e., the date of the Annual Meeting), the dollar value of the benefits is reflected as zero. The Company cannot determine the benefits to be granted under the Director Plan subsequent to the date of the Annual Meeting.

STOCK OPTIONS

		Number of Shares
Name and Position	Dollar Value($)(1)	Underlying Options

Non-Executive Director Group (five persons)	$0	50,000

(1)	If approved by the Company’s shareholders at the Annual Meeting, such options will be granted at an exercise price per share equal to the closing sales price per share of the Company’s Common Stock on the date of grant (i.e., the date of the Annual Meeting) as reported on The Nasdaq Stock Market. The closing sales price of the Company’s Common Stock on The Nasdaq Stock Market on March 1, 2002 was $12.40.

     A summary of the principal terms and provisions of the Director Plan is set forth below and is qualified in its entirety by reference to the Director Plan. A copy of the Director Plan is available from the Company’s Corporate Secretary upon written request.

General

     The Director Plan provides for the grant of nonstatutory stock options to non-employee directors (defined below in “Eligibility”) of the Company. Such options are not intended to qualify as incentive stock options under the Code. See “Tax Information” below for a discussion of the tax treatment of nonstatutory stock options.

Purpose

     The purpose of the Director Plan is to (i) advance the interests of the Company and its shareholders by providing an incentive which will motivate and reward the Company’s non-employee directors and (ii) promote the best interests and long-term performance of the Company by encouraging the ownership of the Company’s Common Stock by such non-employee directors.

Administration

     The Director Plan is to be administered by the Board of Directors of the Company. The Board is authorized to delegate administration of the Director Plan to a committee of two or more persons appointed by the Board of Directors. The Board or its committee will have the authority to construe and interpret the Director Plan and to make all of the determinations deemed necessary or advisable for the administration of the Director Plan; provided, however, that the Board or its committee will have no discretion to determine the selection of persons to whom options may be granted, the frequency of option grants or the number of shares subject thereto, the exercise price of options or any other material terms of option grants.

Eligibility

     Any person who is or becomes a director and who is not an employee of the Company or any subsidiary of the Company is eligible to receive an option under the Director Plan. As of March 1, 2002, the Company had five non-employee directors.

Non-Discretionary Grants

     The Director Plan provides for (i) a one-time non-discretionary grant of an option to purchase 10,000 shares of the Company’s Common Stock to each non-employee director, effective upon the election or appointment of such person for the first time to serve as a non-employee director of the Company (an “Initial Option”), except that a director who was an employee of the Company or a subsidiary of the Company and who subsequently becomes a non-employee director as a result of the termination of such employment will not be eligible to receive an Initial Option; and (ii) an annual non-discretionary grant of an option to purchase 10,000 shares of the Company’s Common Stock (an “Annual Option”) to be granted at the time of each annual meeting of the Company’s shareholders to each non-employee director who is re-elected to serve as a director, provided that such non-employee director has served as a non-employee director of the Company for at least six months prior to such annual meeting.

Terms of Options

     All options granted under the Director Plan are nonstatutory stock options. Each option will be evidenced by a written stock option agreement between the Company and the optionee and will be subject to the following terms and conditions:

(a)	Exercise Price; Payment: The exercise price of Initial Options and Annual Options granted under the Director Plan will be equal to the fair market value of the Common Stock subject to the options on the date of the grant. The fair market value will be equal to the closing sales price of the Company’s Common Stock on The Nasdaq Stock Market on the date of grant. On March 1, 2002, the closing sales price of the Company’s Common Stock was $12.40 per share. The exercise price of options granted under the Director Plan may be paid either (i) in cash; (ii) by check; (iii) pursuant to a “cashless exercise” program; or (iv) by any combination of the foregoing.

(b)	Option Exercise: Initial Options and Annual Options granted under the Director Plan will vest and become exercisable in four equal quarterly installments, with the first installment vesting on the last day of the calendar quarter in which the grant is made and one additional installment vesting on the last day of each calendar quarter thereafter as long as an optionee continues to serve as a non-employee director.

(c)	Term; Expiration: The term of all options granted under the Director Plan will be seven years; provided however, that if an optionee ceases to be a non-employee director for any reason other than death or disability, the options will be exercisable for 90 days after such optionee ceases to serve as a non-employee director but only as to those shares which the optionee was entitled to exercise at the time he ceased to serve as a director.

In the event that an optionee ceases to serve as a non-employee director due to the optionee’s death or disability, the options will be exercisable for 12 months after the date of such optionee’s death or termination of service as a result of disability, but only to the extent the optionee was entitled to exercise the options at such optionee’s termination of service as a director. Notwithstanding the foregoing, no options may be exercised after the expiration of their seven-year term.

(d)	Nontransferability of Options: Options are nontransferable by the optionee, other than by will or the laws of descent and distribution or in a transfer between spouses incident to a divorce, and are exercisable only by the optionee during his or her lifetime or, in the event of death of the optionee, by the estate of the optionee or by a person who acquires the rights to exercise the options by bequest or inheritance.

Adjustments upon Changes in Capitalization or Control

     In the event any change, such as a stock split or stock dividend, is made in the Company’s capitalization which affects the Common Stock, an appropriate adjustment will be made to the number of shares subject to each outstanding option, the exercise price of each outstanding option, and the number of shares available for issuance under the Director Plan. The Director Plan further provides that in the event of the proposed dissolution or liquidation of the Company, the proposed sale of all or substantially all of the assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation or as a result of which the outstanding shares of Common Stock are exchanged for or converted into cash or property or securities not of the Company, the Board will accelerate the vesting and exercisability of options and declare that all such options will terminate not less than 30 days after notice thereof.

Amendment and Termination of the Director Plan

     The Board of Directors may terminate the Director Plan at any time or amend the Director Plan from time to time in such respects as the Board may deem advisable; provided, however, that no amendment authorized by the Board will be effective unless approved by the shareholders of the Company if the amendment would: (i) increase the number of shares reserved for options under the Director Plan; or (ii) modify the Director Plan in any other way if such modification requires shareholder approval under any applicable law, regulation or rule, including rules of The Nasdaq Stock Market. Any amendment or modification of the Director Plan will not affect options previously granted thereunder.

Tax Information

     The federal tax consequences of options granted under the Director Plan are complex and subject to change. Such consequences will be comparable to the tax consequences arising from a grant or exercise of nonstatutory stock options under the Company’s 1994 Stock Option Plan. For a discussion of the tax consequences upon the grant and exercise of an option under the Director Plan, see “PROPOSAL 2 — APPROVAL OF AMENDMENT TO 1994 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER — Tax Information — Nonstatutory Stock Options” above.

PROPOSAL 4 — RATIFICATION OF APPOINTMENT
OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has, in accordance with the recommendation of its Audit Committee, appointed PricewaterhouseCoopers LLP, independent accountants, to audit the Company’s consolidated financial statements for the year ending December 31, 2002, and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Fees Paid to the Company’s Accountants

     The Company paid PricewaterhouseCoopers LLP the following fees for services rendered for the audit of the Company’s annual financial statements for the year ended December 31, 2001 and the reviews of financial statements included in the Company’s Quarterly Reports on Form 10-Q filed during 2001 and for other services rendered to the Company during 2001:

     Audit Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company’s annual financial statements for the year ended December 31, 2001 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that year were $235,000.

     Financial Information Systems Design and Implementation Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the year ended December 31, 2001 were $255,000.

     All Other Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Company, other than the services described above under “Audit Fees” and “Financial Information Systems Design and Implementation Fees,” for the year ended December 31, 2001 were $85,000.

     The Audit Committee periodically reviews the audit and non-audit services performed by PricewaterhouseCoopers LLP. The Audit Committee has considered, among other things, whether PricewaterhouseCoopers LLP’s provision of information technology services or other non-audit services to the Company is compatible with PricewaterhouseCoopers LLP’s independence.

OTHER MATTERS

     The Company currently knows of no matters to be submitted at the Annual Meeting other than those described herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Ronald W. Buckly Corporate Secretary

Calabasas, California
March 29, 2002

TEKELEC

1994 STOCK OPTION PLAN

1. Establishment and Purposes of the Plan.

     Tekelec hereby establishes this 1994 Stock Option Plan to promote the interests of the Company and its stockholders by (i) helping to attract and retain the services of selected key employees of the Company who are in a position to make a material contribution to the successful operation of the Company’s business, (ii) motivating such persons, by means of performance-related incentives, to achieve the Company’s business goals and (iii) enabling such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

2. Definitions.

     The following definitions shall apply throughout the Plan:

     a. “Affiliate” shall mean any entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

     b. “Board of Directors” shall mean the Board of Directors of the Company.

     c. “Code” shall mean the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

     d. “Common Stock” shall mean the common stock, without par value, of the Company.

     e. “Company” shall mean Tekelec, a California corporation and any “subsidiary” corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

     f. “Committee” shall mean the committee of the Board of Directors appointed in accordance with Section 4(a) of the Plan or, if no such committee shall be appointed or in office, the Board of Directors.

     g. “Continuous Employment” shall mean the absence of any interruption or termination of employment by the Company. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Committee or in the case of transfers between locations of the Company.

     h. “Disinterested Person” shall mean an administrator of the Plan who during the one year prior to service as an administrator of the Plan, has not been granted or awarded, and during such service, is not granted or awarded stock options or stock appreciation rights pursuant to the Plan or any other plan of the Company or any of its Affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any Affiliates, except for any plan under which the award of stock, stock options or stock appreciation rights is not subject to the discretion of any person or persons.

     i. “Employee” shall mean any employee of the Company, including officers and directors who are also employees.

     j. “Fair Market Value” shall mean, with respect to Shares, the fair market value per Share on the date an option is granted and, so long as the Shares are quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System, the Fair Market Value per Share shall be the closing price on the NASDAQ National Market System as of the date of grant of the Option, as reported in The Wall Street Journal or, if there are no sales on such date, on the immediately preceding day on which there were reported sales.

     k. “Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     l. “Non-Statutory Stock Option” shall mean an Option which is not an Incentive Stock Option.

     m. “Option” shall mean a stock option to purchase Common Stock granted to an Optionee pursuant to the Plan.

     n. “Option Agreement” means a written agreement substantially in one of the forms attached hereto as Exhibit A, or such other form or forms as the Committee (subject to the terms and conditions of the Plan) may from time to time approve, evidencing and reflecting the terms of an Option.

     o. “Optioned Stock” shall mean the Common Stock subject to an Option granted pursuant to the Plan.

     p. “Optionee” shall mean any Employee who is granted an Option.

     q. “Plan” shall mean this Tekelec 1994 Stock Option Plan.

     r. “Shares” shall mean shares of the Common Stock or any shares into which such Shares may be converted in accordance with Section 10 of the Plan.

3. Shares Reserved.

     The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be Three Million Two Hundred Thousand (3,200,000) Shares* or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number

*	Such number of shares has been adjusted to reflect the Company#s two-for-one stock splits effective on each of March 17, 1995, August 8, 1997 and June 19, 1998.

of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

     Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.

4. Administration of the Plan.

     a. The Plan shall be administered by a Committee designated by the Board of Directors to administer the Plan and comprised of not less than two directors, each of whom is a Disinterested Person. In addition, each director designated by the Board of Directors to administer the Plan shall be an “outside director” as defined in the Treasury regulations issued pursuant to Section 162(m) of the Code. Members of the Committee shall serve for such period of time as the Board of Directors may determine or until their resignation, retirement, removal or death, if sooner. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor or fill vacancies however caused.

     b. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, or Non-Statutory Stock Options; (ii) to determine, upon review of relevant information, the Fair Market Value per Share; (iii) to determine the exercise price of the Options to be granted to Employees in accordance with Section 6(c) of the Plan; (iv) to determine the Employees to whom, and the time or times at which, Options shall be granted, and the number of Shares subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan subject to the limitations set forth in Section 12 of the Plan; (vi) to determine the terms and provisions of each Option granted to Optionees under the Plan and each Option Agreement (which need not be identical with the terms of other Options and Option Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option or Option Agreement; (vii) to accelerate the exercise date of any Option; (viii) to determine whether any Optionee will be required to execute a stock repurchase agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (ix) to interpret the Plan or any agreement entered into with respect to the grant or exercise of Options, to determine the eligibility of an Employee for benefits hereunder and the amount thereof; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted or to take such other actions as may be necessary or appropriate with respect to the Company’s rights pursuant to Options or agreements relating to the grant or exercise thereof; and (xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

     c. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

     d. The Committee shall keep minutes of its meetings and of the actions taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the actions of a majority at a meeting, including a telephone meeting, at which a quorum is present, or acts approved in writing by a majority of the members of the Committee without a meeting, shall constitute acts of the Committee.

     e. The Company shall pay all original issue and transfer taxes with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, that the person exercising an Option shall be responsible for all payroll, withholding, income and other taxes incurred by such person on the date of exercise of an Option or transfer of Shares.

5. Eligibility.

     Options may be granted under the Plan only to Employees. An Employee who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

6. Terms and Conditions of Options.

     Options granted pursuant to the Plan by the Committee shall be either Incentive Stock Options or Non-Statutory Stock Options and shall be evidenced by an Option Agreement providing, in addition to such other terms as the Committee may deem advisable, the following terms and conditions:

     a. Time of Granting Options. The date of grant of an Option shall for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

     b. Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Non-Statutory Stock Option. The maximum number of Shares which may be awarded as Options under the Plan during any calendar year to any Optionee is Eight Hundred Thousand (800,000) Shares*. If an Option held by an Employee of the Company is canceled, the canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to such Employee and any replacement Option granted to such Employee shall also count against such limit.

*	Such number of shares has been adjusted to reflect the Company#s two-for-one stock splits effective on each of March 17, 1995, August 8, 1997 and June 19, 1998.

     c. Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Option, shall be such price as is determined by the Committee; provided, however, such price shall in no event be less than one-hundred percent (100%) with respect to Non-Statutory Stock Options, and one hundred percent (100%) with respect to Incentive Stock Options, of the Fair Market Value per Share on the date of grant.

     In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, the exercise price per Share shall be no less than one-hundred-ten percent (110%) of the Fair Market Value per Share on the date of grant.

     d. Medium and Time of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check or Shares having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject which is approved by the Committee; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company’s withholding obligations. In the case of an Incentive Stock Option, such provision shall be determined on the date of the grant.

     If the consideration for the exercise of an Option is the surrender of previously acquired and owned Shares, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his or her title to the Shares used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The value of the Shares used to effect the purchase shall be the Fair Market Value of such Shares on the date of exercise as determined by the Committee in its sole discretion, exercised in good faith.

     e. Term of Options. The term of an Incentive Stock Option may be up to ten (10) years from the date of grant thereof; provided, however, that the term of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option.

     The term of a Non-Statutory Stock Option may be up to ten (10) years from the date such Employee first becomes vested in any portion of an Option award.

     The term of any Option may be less than the maximum term provided for herein as specified by the Committee upon grant of the Option and as set forth therein.

     f. Maximum Amount of Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company exceeds One Hundred Thousand Dollars ($100,000), the Options in excess of such limit shall be treated as Non-Statutory Stock Options.

7. Exercise of Option.

     a. In General. Any Option granted hereunder to an Employee shall be exercisable at such times and under such conditions as may be determined by the Committee and as shall be permissible under the terms of the Plan, including any performance criteria with respect to the Company and/or the Optionee as may be determined by the Committee.

     An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. However, an Option may not be exercised for a fraction of a Share.

     b. Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any other agreements required by the terms of the Plan and/or Option Agreement or as required by the Committee and payment by the Optionee of all payroll, withholding or income taxes incurred in connection with such Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Committee are made). Full payment may consist of such consideration and method of payment allowable under Section 6(d) of the Plan.

     c. Decrease in Available Shares. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     d. Exercise of Stockholder Rights. Until the Option is properly exercised in accordance with the terms of this section, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 10 of the Plan.

     e. Termination of Eligibility. If an Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee he or she may, but only within three (3) months following the date he or she ceases his or her Continuous Status as an Employee (subject to any earlier termination of the Option as provided by its terms), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of a Non-Statutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his or her Non-Statutory Stock Option following the date he or she ceases his or her Continuous Status as an Employee; provided, however, that the maximum period of time during which a Non-Statutory Stock Option shall be exercisable following the date on which an Optionee terminates his or her Continuous Status as an Employee shall not exceed an aggregate of six (6) months, that the Non-Statutory Stock Option shall not be, or as a result of such extension become, exercisable after the expiration of the term of such Option as set forth in the Option Agreement and, notwithstanding any extension of time during which the Non-Statutory Stock Option may be exercised, that such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Optionee was entitled to exercise it on the date he or she ceased his or her Continuous Status as an Employee.

     f. Death or Disability Of Optionee. If an Optionee’s Continuous Status as an Employee ceases due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Optionee, the Option may be exercised within six (6) months (or such other period of time not exceeding one (1) year as is determined by the Committee at the time of granting the Option) following the date of death or termination of employment due to permanent or total disability (subject to any earlier termination of the Option as provided by its terms), by the Optionee in the case of permanent or total disability, or in the case of death by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but in any case (unless otherwise determined by the Committee at the time of granting the Option) only to the extent the Optionee was entitled to exercise the Option at the date of his or her termination of employment by death or permanent and total disability. To the extent that he or she was not entitled to exercise such Option at the date of his or her termination of employment by death or permanent and total disability, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

     g. Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in Sections 7(e) and 7(f), an Option may not be exercised, under any circumstances, after the expiration of its term.

     h. Conditions on Exercise and Issuance. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate or certificates representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any law or regulation applicable to the issuance or delivery of such Shares.

     Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon exercise thereof. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, applicable state law, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and may be further subject to the approval of counsel for the Company with respect to such compliance.

     i. Withholding or Deduction for Taxes. The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company’s reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Optionee any taxes required to be withheld under Federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation and other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the delivery to the Company of cash necessary to satisfy the Company’s withholding obligations under Federal and state law.

8. Nontransferability of Options.

     Options granted under the Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfers between spouses incident to a divorce.

9. Holding Period.

     In the case of officers and directors of the Company, at least six (6) months must elapse from the date of grant of the Option to the date of disposition of the underlying Shares.

10. Adjustment Upon Change in Corporate Structure.

     a. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise or purchase price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split or combination or the payment of a stock dividend (but only on the Common

Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than stock awards to Employees); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Option.

     b. In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company (other than in the ordinary course of business), or the merger or consolidation of the Company with or into another corporation, as a result of which the Company is not the surviving and controlling corporation, the Board of Directors shall (i) make provision for the assumption of all outstanding options by the successor corporation or (ii) declare that any Option shall terminate as of a date fixed by the Board of Directors which is at least thirty (30) days after the notice thereof to the Optionee and shall give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable provided such exercise does not violate Section 7(e) of the Plan.

     c. No fractional shares of Common Stock shall be issuable on account of any action aforesaid, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board of Directors, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event shall be in a form and have such terms and conditions as the Board of Directors in its discretion shall prescribe.

11. Stockholder Approval.

     Effectiveness of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted; provided, however, that Options may be granted pursuant to the Plan subject to subsequent approval of the Plan by such stockholders. Stockholder approval shall be obtained by the affirmative votes of the holders of a majority of voting Shares present or represented and entitled to vote at a meeting of stockholders duly held in accordance with the laws of the state of California.

12. Amendment and Termination of the Plan.

     a. Amendment and Termination. The Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of Section 422 of the Code; provided, however, that without approval of the holders of a majority of the voting Shares represented or present and entitled to vote at a valid meeting of stockholders, no such revision or amendment shall (i) materially increase the benefits accruing to participants under the Plan; (ii)

materially increase the number of Shares which may be issued under the Plan, other than in connection with an adjustment under Section 10 of the Plan; (iii) materially modify the requirements as to eligibility for participation in the Plan; (iv) materially change the designation of the class of Employees eligible to be granted Options; (v) remove the administration of the Plan from the Board of Directors or its Committee; or (vi) extend the term of the Plan beyond the maximum term set forth in Section 15 hereunder.

     b. Effect of Amendment or Termination. Except as otherwise provided in Section 10 of the Plan, any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Notwithstanding anything to the contrary herein, this 1994 Stock Option Plan shall not adversely affect, unless mutually agreed in writing by the Company and an Optionee, the terms and provisions of any Option granted prior to the date the Plan was approved by stockholders as provided in Section 11 of the Plan.

13. Indemnification.

     No member of the Committee or of the Board of Directors shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving willful misconduct, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent, or Employee. In addition to such other rights of indemnification they may have as members of the Board of Directors, or as members of the Committee, the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Option taken thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for willful misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

14. General Provisions.

     a. Other Plans. Nothing contained in the Plan shall prohibit the Company from establishing additional incentive compensation arrangements.

     b. No Enlargement of Rights. Neither the Plan, nor the granting of Shares, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Employee for any period of time, or at any particular rate of compensation. Nothing in the Plan shall be deemed to limit or affect the right of the Company or any such corporations to discharge any Employee thereof at any time for any reason or no reason.

     No Employee shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such eligible person, and upon such grant he or she shall have only such rights and interests as are expressly provided herein and in the related Option Agreement, subject, however, to all applicable provisions of the Company’s Certificate of Incorporation, as the same may be amended from time to time.

     c. Notice. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal office, and any notice to be given to an Optionee whom an Option is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such Optionee or his or her transferee (upon the transfer of the Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

     d. Applicable Law. To the extent that Federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the laws of the state of California, without regard to the conflict of laws rules thereof.

     e. Incentive Stock Options. The Company shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Options are not incentive stock options as defined in Section 422 of the Code.

     f. Information to Optionees. The Company shall provide without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

     g. Availability of Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

     h. Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

15. Effective Date and Term of Plan.

     The Plan shall become effective upon stockholder approval as provided in Section 11 of the Plan. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

EXHIBIT A-1

TEKELEC
1994 STOCK OPTION PLAN
Incentive Stock Option Agreement

     Tekelec, a California corporation (the “Company”), hereby enters into this agreement (the “Option Agreement”) with _______________________ (the “Optionee”) on this _______ day of _________________, _______, whereby the Company grants to the Optionee the right and option to purchase an aggregate of ______________ shares of Common Stock (the “Shares”) of the Company. This Option is in all respects subject to the terms, definitions and provisions of the Tekelec 1994 Stock Option Plan (the “Plan”) adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

     1. Nature of the Option. This Option is intended by the Company and the Optionee to qualify as an Incentive Stock Option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

     2. Exercise Price. The exercise price is $ ________ per Share, which price is not less than one hundred percent (100%) of the Fair Market Value thereof on the date of the grant.

     3. Method of Payment. The consideration to be paid for the Shares to be issued upon the exercise of this Option may consist entirely of cash, check, Shares already owned by the Optionee which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which this Option is exercised, or any combination of such methods of payment, subject to the provisions of Section 6(d) of the Plan; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company’s withholding obligations.

     4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

     (a) This Option shall vest and be exercisable cumulatively in __________ (___) equal quarterly installments commencing [e.g., with the first installment vesting on ______________________ and one additional installment vesting on the last day of each calendar quarter thereafter, as long as the Optionee continues to serve as an Employee]. An Optionee who has been in continuous employment with the Company since the grant of this Option may exercise the exercisable portion of his or her Option in whole or in part at any time during his or her employment. However, an Option may not be exercised for a fraction of a Share. In the event of the Optionee’s termination of employment with the Company or disability or death, the provisions of Sections 6 or 7 below shall apply to the right of the Optionee to exercise the Option.

     (b)  This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares with respect to which this Option is being exercised and such other representations and agreements as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Notice of Exercise of Stock Option in the form attached hereto. The certificate or certificates for the Shares as to which this Option is exercised shall be registered in the name of the Optionee.

     (c)  No rights of a stockholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7(h) of the Plan.

     5. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company as set forth in Section 11 of the Plan, or if the issuance of Shares upon Optionee’s exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of the Option, the Company may take such steps as in its judgment are reasonably required to prevent any such violation and may require the Optionee to make any representations, warranties or acknowledgments to the Company as may be required by any applicable law or regulation.

     6. Termination of Employment. If the Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee, the Optionee shall have the right to exercise this Option at any time within three (3) months after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

     7. Death or Disability. If the Optionee ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within six (6) months after the date of death or termination of employment due to disability, in the case of death, by the Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the terms set forth in Section 8 hereof.

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     8. Term of Option. This Option may not be exercised more than ______________ (___) years from the date of the grant of this Option and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. Notwithstanding any provision in the Plan with respect to the post-employment exercise of this Option, this Option may not be exercised after the expiration of its term.

     9. Withholding Upon Exercise of Option. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

     10. Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution or transfer between spouses incident to a divorce. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     11. No Right of Employment. Neither this Plan nor any Option granted hereunder shall confer upon any Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

     12. Miscellaneous.

     (a)  Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the “Parties”) and their respective successors and assigns.

     (b)  No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option Agreement shall give any third person any right of subrogation or action over or against any Party.

     (c)  Amendments. (i) The Committee reserves the right to amend the terms and provisions of this Option Agreement without the Optionee’s consent to comply with any Federal or state securities law.

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     (ii)  Except as specifically provided in subsection (i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Any Party may waive compliance by any other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing. For the protection of the Parties, amendments, waivers and consents that are not in writing and executed by the Party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence shall not include any alleged reliance.

     (d)  Notice. Any notice, instruction or communication required or permitted to be given under this Option Agreement to any Party shall be in writing and shall be deemed given when actually received or, if earlier, five days after deposit in the United States mail by certified or express mail, return receipt requested, first class postage prepaid, addressed to the principal office of such Party or to such other address as such Party may request by written notice.

     (e)  Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.

     (f)  Entire Agreement. This Option Agreement and the Plan constitute the entire agreement between the Parties with regard to the subject matter hereof. This Option Agreement supersedes all previous agreements between the Parties, and there are now no agreements, representations, or warranties between the Parties, other than those set forth herein.

     (g)  Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

     (h)  Optionee Representation. Optionee acknowledges receipt of the Plan, a copy of which is attached hereto, and hereby accepts the grant of this Option subject to all the terms and provisions thereof.

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     IN WITNESS WHEREOF, this Option Agreement has been duly executed on behalf of the Company by an authorized representative of the Company and by the Optionee on the date and year first written above.

DATE OF GRANT:

Tekelec

By:

Title:

Dated:

Optionee

Dated:

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EXHIBIT A-2

TEKELEC
1994 STOCK OPTION PLAN
Nonstatutory Stock Option Agreement

     Tekelec, a California corporation (the “Company”), hereby enters into this agreement (the “Option Agreement”) with _______________________ (the “Optionee”) on this _______ day of _____________________, _______, whereby the Company grants to the Optionee the right and option to purchase an aggregate of _____________ shares of Common Stock (the “Shares”) of the Company. This Option is in all respects subject to the terms, definitions and provisions of the Tekelec 1994 Stock Option Plan (the “Plan”) adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

     1. Nature of the Option. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or to otherwise qualify for any special tax benefits to the Optionee.

     2. Exercise Price. The exercise price is $ __________ per Share, which price is not less than one-hundred percent (100%) of the Fair Market Value thereof on the date of the grant.

     3. Method of Payment. The consideration to be paid for the Shares to be issued upon exercise of this Option may consist entirely of cash, check, Shares already owned by the Optionee which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which this Option is exercised, or any combination of such methods of payment, subject to the provisions of Section 6(d) of the Plan; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company’s withholding obligations.

     4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

     (a)  This Option shall vest and be exercisable cumulatively in _______________ (___) equal quarterly installments commencing on the last day of the calendar quarter which follows the first full calendar quarter after commencement of the Optionee’s service as an Employee of the Company. An Optionee who has been in continuous service with the Company since the grant of this Option may exercise the exercisable portion of his or her Option in whole or in part at any time during his or her employment. However, an Option may not be exercised for a fraction of a Share. In the event of the Optionee’s termination of employment with the Company, or disability or death, the provisions of Sections 6 or 7 below shall apply to the right of the Optionee to exercise this Option.

     (b)  This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Notice of Exercise of Stock Option in the form attached hereto (as may be amended from time to time). The certificate or certificates for the Shares as to which this Option is exercised shall be registered in the name of the Optionee.

     (c)  No rights of a stockholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7(h) of the Plan.

     5. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company as set forth in Section 11 of the Plan, or if the issuance of Shares upon Optionee’s exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6. Termination of Employment. If the Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee, the Optionee shall have the right to exercise this Option at any time within three (3) months after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. The Committee may at any time and from time-to-time prior to the termination of this Option, with the consent of Optionee, extend the period of time during which the Optionee may exercise this Option following the date the Optionee ceases to serve as an Employee for a period which shall not exceed an aggregate of six (6) months; provided, however, that this Option shall remain exercisable only to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

     7. Death or Disability. If the Optionee ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within six (6) months after the date of death or termination of employment due to disability, in the case of death, by the Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this

2

Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

     8. Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. Notwithstanding any provision in the Plan with respect to the post-employment exercise of an Option, an Option may not be exercised after the expiration of its term.

     9. Withholding Upon Exercise of Option. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

     10. Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfer between spouses incident to a divorce. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     11. No Right of Employment. Neither the Plan nor this Option shall confer upon the Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

     12. Miscellaneous.

     (a)  Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the “Parties”) and their respective successors and assigns.

     (b) No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option Agreement shall give any third person any right of subrogation or action over or against any Party.

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     (c)  Amendments. (i) The Committee reserves the right to amend the terms and provisions of this Option without the Optionee’s consent to comply with any Federal or state securities law.

     (ii)  Except as specifically provided in subsection (i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Any Party may waive compliance by any other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing. For the protection of the Parties, amendments, waivers and consents that are not in writing and executed by the Party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence shall not include any alleged reliance.

     (d)  Notice. Any notice, instruction or communication required or permitted to be given under this Option Agreement to any Party shall be in writing and shall be deemed given when actually received or, if earlier, five days after deposit in the United States mail by certified or express mail, return receipt requested, first class postage prepaid, addressed to the principal office of such Party or to such other address as such Party may request by written notice.

     (e)  Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.

     (f)  Entire Agreement. This Option Agreement and the Plan constitute the entire agreement between the Parties with regard to the subject matter hereof. This Option Agreement supersedes all previous agreements between the Parties, and there are now no agreements, representations, or warranties between the Parties, other than those set forth herein.

     (g)  Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

     (h)  Optionee Representation. Optionee acknowledges receipt of the Plan, a copy of which is attached hereto, and hereby accepts the grant of this Option subject to all the terms and provisions thereof.

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     IN WITNESS WHEREOF, this Option Agreement has been duly executed on behalf of the Company by an authorized representative of the Company and by the Optionee on the date and year first written above.

DATE OF GRANT:

Tekelec

By:

Title:

Optionee

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AMENDMENT NO. 1 TO
TEKELEC
1994 STOCK OPTION PLAN*

     Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

“3. Shares Reserved.

The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be Three Million Six Hundred Thousand (3,600,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.”

Dated: February 4, 1995

*	Such number of shares has been adjusted to reflect the Company’s two-for-one stock splits effective on each of March 17, 1995, August 8, 1997 and June 19, 1998.

AMENDMENT NO. 2 TO
TEKELEC
1994 STOCK OPTION PLAN*

     Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

     “3. Shares Reserved.

The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be Five Million Six Hundred Thousand (5,600,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.”

Dated: March 3, 1995

*	Such number of shares has been adjusted to reflect the Company’s two-for-one stock splits effective on each of March 17, 1995, August 8, 1997 and June 19, 1998.

AMENDMENT NO. 3 TO
TEKELEC
1994 STOCK OPTION PLAN*

     Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

     “3. Shares Reserved.

The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be Eight Million (8,000,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.”

Dated: January 27, 1996

*	The number of shares set forth herein has been adjusted to reflect Tekelec’s two-for-one stock splits effective on each of August 8, 1997 and June 19, 1998.

AMENDMENT NO. 4 TO
TEKELEC
1994 STOCK OPTION PLAN*

     Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

     “3. Shares Reserved.

The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be Eight Million Four Hundred Thousand (8,400,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.”

Dated: February 26, 1997

*	The number of shares set forth herein has been adjusted to reflect Tekelec’s two-for-one stock splits effective on each of August 8, 1997 and June 19, 1998.

AMENDMENT NO. 5 TO
TEKELEC
1994 STOCK OPTION PLAN*

     Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

     “3. Shares Reserved.

The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be Twelve Million (12,000,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.”

Dated: March 19, 1997

*	The number of shares set forth herein has been adjusted to reflect Tekelec’s two-for-one stock splits effective on each of August 8, 1997 and June 19, 1998.

AMENDMENT NO. 6 TO
TEKELEC
1994 STOCK OPTION PLAN*

     Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

     “3. Shares Reserved.

The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be Fourteen Million (14,000,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.”

Dated: March 20, 1998

*	The number of shares set forth herein has been adjusted to reflect Tekelec’s two-for-one stock split effective June 19, 1998.

AMENDMENT NO. 7 TO
TEKELEC
1994 STOCK OPTION PLAN

     1. Section 3. Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

     “3. Shares Reserved.

The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be Nineteen Million (19,000,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.”

     2. Section 7.e. Section 7.e. of the 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

“Termination of Eligibility. If an Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee, he or she may, but only within three (3) months following the date he or she ceases his or her Continuous Status as an Employee (subject to any earlier termination of the Option as provided by its terms), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of an Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his or her Option following the date he or she ceases his or her Continuous Status as an Employee; provided, however, that the maximum period of time during which an Option shall be exercisable following the date on which an Optionee terminates his or her Continuous Status as an Employee shall not exceed an aggregate of one (1) year, that the Option shall not be, or as a result of such extension become, exercisable after the expiration of the term of such Option as set forth in the Option Agreement and, notwithstanding any extension of time during which the Option may be exercised, that such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Optionee was entitled to exercise it on the date he or she ceased his or her Continuous Status as an Employee.”

Dated:  March 19, 1999

AMENDMENT NO. 8 TO
TEKELEC
1994 STOCK OPTION PLAN

     1. Section 3. Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

     “3. Shares Reserved.

The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be Twenty One Million Eight Hundred Thousand (21,800,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.”

     2. Section 4.b. Section 4.b. of the 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

“b. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, or Non-Statutory Stock Options; (ii) to determine, upon review of relevant information, the Fair Market Value per Share; (iii) to determine the exercise price of the Options to be granted to Employees in accordance with Section 6(c) of the Plan; (iv) to determine the Employees to whom, and the time or times at which, Options shall be granted, and the number of Shares subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan subject to the limitations set forth in Section 12 of the Plan; (vi) to determine the terms and provisions of each Option granted to Optionees under the Plan and each Option Agreement (which need not be identical with the terms of other Options and Option Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option or Option Agreement, provided, however, that the Committee shall not have the authority to amend or adjust the exercise price of any Options previously granted to an Optionee under the Plan, whether through amendment, cancellation, replacement grant or otherwise; (vii) to accelerate the exercise date of any Option; (viii) to determine whether any Optionee will be required to execute a stock repurchase agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (ix) to interpret the Plan or any agreement entered into with respect to the grant or exercise of Options, to determine the eligibility of an Employee for benefits hereunder and the amount thereof; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted or to take such other actions as may be necessary or appropriate with respect to the Company’s rights pursuant to Options or agreements relating to the grant or exercise thereof; and (xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.”

Dated: March 23, 2000

AMENDMENT NO. 9 TO
TEKELEC
1994 STOCK OPTION PLAN

     1. Section 3. Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

     “3. Shares Reserved.

The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be Twenty Four Million Seven Hundred Thousand (24,700,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.”

     2. Section 7.e. Section 7.e. of the 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

“7.e. Termination of Eligibility. If an Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee he or she may, but only within three (3) months following the date he or she ceases his or her Continuous Status as an Employee (subject to any earlier termination of the Option as provided by its terms), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of a Non-Statutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his or her Non-Statutory Stock Option following the date he or she ceases his or her Continuous Status as an Employee; provided, however, that the maximum period of time during which a Non-Statutory Stock Option shall be exercisable following the date on which an Optionee terminates his or her Continuous Status as an Employee shall not exceed an aggregate of six (6) months, that the Non-Statutory Stock Option shall not be, or as a result of such extension become, exercisable after the expiration of the term of such Option as set forth in the Option Agreement and, notwithstanding any extension of time during which the Non-Statutory Stock Option may be exercised, that such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Optionee was entitled to exercise it on the date he or she ceased his or her Continuous Status as an Employee.

Notwithstanding anything to the contrary herein, the Committee may at the time of granting an Option and at any time prior to the termination of such Option, with the consent of the Optionee and subject to such terms and conditions as the Committee in its discretion deems advisable or appropriate, extend the period of time during which the Optionee may exercise his or her Option following the date he or she ceases his or her Continuous Status as an Employee due to retirement after having reached the age of 55 and having engaged in Continuous Employment for at least five years prior to such retirement (hereafter referred to as a “Qualifying Retirement”); provided, however, that (i) the maximum period of time during which such Option shall be exercisable following such Qualifying Retirement shall not extend beyond the term of such Option as set forth in the Option Agreement; and (ii) notwithstanding any extension of time during which such Option may be exercised following a Qualifying Retirement, such Option, unless otherwise granted or amended by the Committee, shall only be exercisable following Qualifying Retirement to the extent the Optionee was entitled to exercise such option on the date he or she ceased his or her Continuous Status as an Employee.”

Dated: May 18, 2001

AMENDMENT NO. 10 TO
TEKELEC
1994 STOCK OPTION PLAN*

     Section 3. Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows*:

     “3. Shares Reserved.

The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be Twenty Seven Million Seven Hundred Thousand (27,700,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.”

Dated: March 19, 2002

*	The amendment set forth herein to Section 3 of the Tekelec 1994 Stock Option Plan is conditioned upon the approval of such amendment by Tekelec’s shareholders at the 2002 Annual Meeting of Shareholders to be held on May 10, 2002.

TEKELEC

Non-Employee Director Stock Option Plan

SECTION I. PURPOSE

     The purpose of this Tekelec Non-Employee Director Stock Option Plan (this “Plan”) is to provide an incentive which will motivate and reward “Non-Employee Directors” of the Company and promote the best interests and long-term performance of the Company by encouraging the ownership of the Company’s stock by such “Non-Employee Directors.” None of the options granted pursuant to this Plan will qualify as an Incentive Stock Option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

SECTION II. CERTAIN DEFINITIONS

     A. “1933 Act” shall mean the Securities Act of 1933, as amended from time to time.

     B. “Board” or “Board of Directors” means the Board of Directors of the Company.

     C. “Common Stock” means the shares of the Common Stock, without par value, of the Company.

     D. “Committee” means the Committee appointed by the Board in accordance with Section IX.C. of the Plan, if one is appointed.

     E. “Company” means Tekelec, a California corporation, or any successor thereto.

     F. “Disability” means the inability of a Participant to perform his or her duties as a Non-Employee Director by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of more than 12 months.

     G. “Fair Market Value,” as of a given date, means the fair market value of one share of Common Stock, determined as follows:

     (i)  If the Common Stock is listed on any established stock exchange or on a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of The Nasdaq Stock Market, the fair market value per share shall be the closing sales price (or the closing bid price, if no sales were reported) on such exchange or system on the date of grant of the Option (or, if the date of grant is not a trading day, on the last trading day preceding the date of grant), as such closing sales price (or closing bid price) is reported in The Wall Street Journal or such other source as the Board deems reliable;

     (ii)  If the Common Stock is regularly quoted by a recognized securities dealer but sales prices are not reported, the fair market value per share shall be the average of the

1

closing bid and asked prices of the Common Stock on the date of grant (or, if there are no such prices for such date, on the last trading day preceding the date of grant on which there were such reported prices) as reported in The Wall Street Journal or such other source as the Board deems reliable; or

     (iii)  If there is no public market for the Common Stock, the fair market value per share shall be determined by the Board in good faith.

     H. “Non-Employee Director” means a person who is a member of the Board of Directors but who is not an employee of the Company or any subsidiary of the Company.

     I. “Participant” means a Non-Employee Director who is granted a stock option hereunder.

     J. ” Plan” means this Tekelec Non-Employee Director Stock Option Plan.

SECTION III. STOCK

     The maximum aggregate number of shares of Common Stock which may be sold under this Plan is 500,000. If an option expires or is terminated or surrendered without having been fully exercised, the unpurchased shares of Common Stock subject to the option shall again be available for the purposes of this Plan.

SECTION IV. ELIGIBILITY

     Stock options may be granted under the Plan only to Non-Employee Directors. All options shall be automatically granted in accordance with the terms set forth in Section V hereof.

SECTION V. STOCK OPTIONS

     A. Grant of Stock Options upon Initial Election as a Non-Employee Director. Each Non-Employee Director shall automatically be granted an option to purchase 10,000 shares of Common Stock on the date on which such person first becomes a Non-Employee Director, whether through election by the shareholders of the Company or through appointment by the Board; provided, however, that a director who is an employee of the Company and who ceases to be an employee but remains a director shall not be granted such an option.

     B. Grant of Stock Options upon Re-Election as a Non-Employee Director. Each Non-Employee Director shall automatically be granted an option to purchase 10,000 shares of Common Stock on the date of each annual meeting of the shareholders of the Company, commencing with the Company’s 2002 annual meeting of shareholders, at which the Non-Employee Director is re-elected as a director of the Company, provided that such Non-Employee Director has been a director of the Company for at least six months preceding the date of the annual meeting.

2

     C. Option Price. The purchase price of the Common Stock under each option granted hereunder shall be 100% of the Fair Market Value of the Common Stock on the date of the grant of the option.

     D. Term and Exercise of Options. The term of each option shall be seven years from the date of grant thereof. Each option will vest and become exercisable in four equal quarterly installments commencing on the last day of the calendar quarter in which the option is granted and continuing on the last day of each of the three calendar quarters thereafter as long as the optionee continues to serve as a Non-Employee Director on such dates; provided, however, that except as provided in Subsection F. of this Section V., no option may be exercised at any time unless the Participant is then a Non-Employee Director and has been so continuously since the granting of the option. An option may not be exercised for a fraction of a share.

     E. Non-Transferability of Options. Each option granted under the Plan shall by its terms be non-transferable by the Participant other than by will or the laws of descent and distribution or pursuant to a transfer between spouses incident to a divorce. An option may be exercised, during the lifetime of the Participant, only by the Participant.

     F. Termination of Service. If a Participant voluntarily or involuntarily terminates his or her service as a Non-Employee Director for any reason other than death or Disability, the Participant may exercise any option held by such Participant at any time within 90 days after the date of such termination, but only to the extent that the Participant was entitled to exercise the option on the date of termination. In no event shall an option be exercisable after the expiration of the term of the option. Any option not so exercised shall expire. If a Participant’s service as a Non-Employee Director is terminated by reason of death or Disability, the Participant, or the Participant’s personal representative if the Participant has died, may exercise any or all of the Participant’s unexercised unexpired options, provided such exercise occurs within 12 months after the date of the Participant’s death or termination of service as a result of Disability but not after the expiration of the term of the option.

     G. Payment of Option Exercise Price. The purchase price is to be paid in full upon exercise of an option, either (i) in cash, (ii) by check, (iii) by consideration received by the Company under a cashless exercise program acceptable to the Company in connection with the Plan, or (iv) by any combination of the payment methods specified in the foregoing clauses (i), (ii) and (iii).

     H. Option Agreements. Options shall be evidenced by written option agreements in the form of such agreement attached hereto as Attachment I.

     I. Pro Rata Allocation. In the event that the options to be granted under the Plan on a specific grant date would exceed the number of shares then available for grant hereunder, the shares available for grant shall be allocated on a pro rata basis among the Non-Employee Directors who are entitled to be granted options on such grant date.

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     J. Procedure for Exercise. An option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the option by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section V.G. of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the shares to be issued upon exercise of the option, notwithstanding the exercise of the option. A share certificate for the number of shares acquired upon exercise of an option shall be issued promptly after such exercise; provided, however, that if the shares are covered by a registration statement under the 1933 Act or can otherwise be issued without a legend restricting their transfer, the Participant may direct that the shares be issued and delivered by electronic transfer to a securities account maintained in the Participant’s name. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section VI of the Plan.

     Exercise of an option in any manner shall result in a decrease in the number of shares which thereafter may be available, both for purposes of the Plan and for sale under the option, by the number of shares as to which the option is exercised.

SECTION VI. ADJUSTMENTS UPON
CHANGES IN CAPITALIZATION, DISSOLUTION,
LIQUIDATION, MERGER OR ASSET SALE

     A. Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares covered by each outstanding option, or which have been authorized for issuance under the Plan but as to which no options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an option, as well as the exercise price per share of each such outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, combination or reclassification or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock issued without receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an option. Without limiting the generality of the foregoing, no adjustment shall be made to the number of shares subject to the automatic grant provisions of Sections V.A. and V.B. of the Plan as a result of any changes in capitalization as described in this Section VI.A.

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     B. Dissolution, Liquidation, Merger or Asset Sale. In the event of the proposed dissolution or liquidation of the Company, the proposed sale of all or substantially all of the assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation or as a result of which the outstanding shares of Common Stock are exchanged for or converted into cash or property or securities not of the Company, the Board shall declare that all options outstanding under the Plan shall terminate as of a date fixed by the Board which is at least 30 days after notice thereof is given by the Company to all Participants, unless such 30-day period is waived by all Participants, and shall give each Participant the right to exercise his or her option or options granted hereunder as to all or any part of the shares subject thereto, including shares which have not vested at such time, until the date of termination of the options, provided, however, that no options may be exercised after their expiration.

     C. No Fractional Shares. No fractional shares of Common Stock shall be issuable on account of any action described in this Section VI, and the aggregate number of shares covered by an option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action.

SECTION VII. AMENDMENT OR TERMINATION

     A. Amendment or Termination. Unless this Plan shall have been earlier terminated as hereinafter provided, this Plan shall terminate, and no stock option shall be granted hereunder, ten years from the date of adoption of the Plan by the Board. The Board of Directors may, at any time prior to the date that is ten years after the adoption of the Plan by the Board, (i) terminate this Plan or (ii) make such amendments to or modifications of the Plan as the Board may deem advisable; provided, however, that no amendment authorized by the Board will be effective unless approved by the shareholders of the Company if the amendment would (i) increase the number of shares reserved for issuance under the Plan; or (ii) amend or modify the Plan in any other way if such amendment or modification requires approval by the shareholders of the Company in order to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any other applicable law, regulation or stock exchange or market system rule or requirement.

     B. Effect of Amendment or Termination. Any amendment or termination of the Plan shall not affect any options already granted under the Plan. Such options shall remain in full force and effect as if the Plan had not been so amended or terminated.

SECTION VIII. WITHHOLDING

     The grant of options hereunder and the issuance of shares pursuant thereto is conditioned upon the Company’s reservation of the right to withhold, in accordance with any applicable law and from any compensation payable to a Non-Employee Director, any taxes the Company determines that it is required to withhold under federal, state or local law as a result of such grants or the issuance of shares pursuant thereto. To the extent that such compensation, if

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any, is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require a Non-Employee Director, as a condition to issuance of such Shares, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make arrangements satisfactory to the Company to enable it to satisfy its withholding obligations under federal, state and local law.

SECTION IX. MISCELLANEOUS

     A. Rights to Continued Service. Nothing in this Plan or in any option granted pursuant to this Plan shall confer on any individual any right to continue as a Non-Employee Director.

     B. Investment Undertakings. Until and unless the issuance of shares of Common Stock pursuant to this Plan shall have been registered pursuant to the 1933 Act and applicable state securities laws, each Participant acquiring shares of Common Stock under this Plan may be required, as a condition precedent to such issuance, to execute and deliver to the Company a letter or certificate containing such investment representations, agreements restricting sale (including, without limitation, provision for stop transfer orders and restrictive legend on stock certificates) and confirmation of other relevant facts to support any exemption from the registration requirements under the 1933 Act and such state securities laws on which the Company intends to rely, all as shall be deemed reasonably necessary by counsel for the Company and in such form as such counsel shall determine.

     C. Administration of the Plan. The Plan shall be administered by the Board. The Board may at any time appoint a Committee consisting of not less than two persons to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. The Board or its Committee shall have the authority to make all determinations deemed necessary or advisable for the administration of the Plan; provided, however, that the Board or its Committee shall have no discretion to determine the selection of persons to whom options will be granted, the frequency of option grants, the number of shares subject to option grants (except in accordance with Section V.I. hereof), the exercise prices of options or any other material terms of options. All decisions and determinations of the Board or its Committee with respect to the Plan shall be final and binding.

SECTION X. EFFECTIVENESS OF THE PLAN

     Effectiveness of the Plan shall be subject to approval by the shareholders of the Company within 12 months after the date on which the Plan is adopted by the Board of Directors; provided, however, that options may be granted pursuant to the Plan subject to subsequent approval of the Plan by the Company’s shareholders. Such approval shall be given at a regular meeting of the shareholders of the Company or at a special meeting of the shareholders duly called and held for such purpose, or by written consent of the shareholders in accordance with applicable law. Grants of options made prior to shareholder approval of the Plan shall be subject

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to the obtaining of such approval and, if such approval is not obtained as aforesaid, such grants shall not be effective for any purpose.

* * *

CERTIFICATE OF SECRETARY

     The undersigned Secretary of Tekelec, a California corporation (the “Company”), hereby certifies that the foregoing is a true and correct copy of the Company’s Non-Employee Director Stock Option Plan as adopted by the Board of Directors of the Company on March      , 2002 and as approved by the shareholders of the Company on May      , 2002.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Secretary as of the date set forth below.

Date:	May , 2002	Ronald W. Buckly, Secretary

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Attachment I

TEKELEC

Non-Employee Director Stock Option Plan

STOCK OPTION AGREEMENT

     Tekelec, a California corporation (the “Company”), hereby grants to                (the “Optionee”) an option (the “Option”) to purchase a total of       (     ) shares of Common Stock (the “Shares”) of the Company, at the price set forth herein, and in all respects subject to the terms and provisions of the Company’s Non-Employee Director Stock Option Plan (the “Plan”), which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings herein.

     1. Nature of the Option. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or to otherwise qualify for any special tax benefits to the Optionee.

     2. Date of Grant; Term of Option. This Option is granted as of                , and it may not be exercised later than                .

     3. Option Exercise Price. The Option exercise price is $          per Share, which price is not less than one hundred percent (100%) of the fair market value thereof on the date this Option is granted.

     4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

     (a)  Right to Exercise. This Option shall vest and become exercisable, cumulatively, in four (4) equal quarterly installments of                (     ) Shares commencing on the last day of the calendar quarter during which this Option is granted, with an additional installment vesting on the last day of each of the three (3) calendar quarters thereafter as long as the Optionee remains a Non-Employee Director.

     (b)  Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised, and such other representations and agreements as to the Optionee’s investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Stock Purchase Agreement if required by the Company. Payment of the purchase price shall be by cash, check, the delivery of Shares owned by the Optionee having a fair market value equal to the aggregate purchase price of the Shares being purchased, or any combination of such consideration and methods of payment. The purchase price may also be paid by consideration received by the Company under any cashless exercise program acceptable to the Company in connection with the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as set forth in the Plan, the Stock Purchase Agreement, and/or as required under applicable law.

     (c)  Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     5. Termination of Status as a Non-Employee Director.

     (a)  If the Optionee ceases to serve as a Non-Employee Director for any reason other than death or Disability, the Optionee shall have the right to exercise this Option at any time within 90 days after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent this Option is not exercised within such 90-day period, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

     (b)  If the Optionee ceases to serve as a Non-Employee Director due to death or Disability, the Optionee (or the personal representative of the Optionee if the Optionee has died) shall have the right to exercise this Option at any time within 12 months after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within such 12-month period, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

     6. Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, other than by will or by the laws of descent or distribution or pursuant to a transfer between spouses incident to a divorce. This Option may be exercised during the lifetime of the Optionee only by the Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     7. Continuation as a Director. This Option shall not confer upon the Optionee any right to continue or be nominated as a director of the Company or any of its subsidiaries or limit in any respect the right of the Company to remove the Optionee as a director of the Company at any time.

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     8. Withholding. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

     9. The Plan. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Company’s Non-Employee Director Stock Option Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his or her consent, of this Option or any rights hereunder.

Date ______________________	Tekelec

By:____________________________

Title: ___________________________

     The Optionee acknowledges receipt of a copy of the Tekelec Non-Employee Director Stock Option Plan, a copy of which is attached hereto, and represents that he or she has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or its Committee upon any questions arising under the Plan.

Date _____________________	Signature of Optionee

Address
City State Zip Code

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

TEKELEC

2002 Annual Meeting of Shareholders

     The undersigned shareholder of Tekelec, a California corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 29, 2002, and Annual Report to Shareholders for the year ended December 31, 2001, and hereby appoints Michael L. Margolis and Paul J. Pucino, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held May 10, 2002, at 9:00 a.m., local time, at the Company’s offices located at 26580 West Agoura Road, Calabasas, California 91302, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below:

     1. Election of Directors:

[   ]  FOR ALL nominees listed below (except as marked to the contrary below).

[   ]  WITHHOLD AUTHORITY to vote for ALL nominees listed below.

(INSTRUCTION: To withhold the authority to vote for any individual nominee, mark the box next to the nominee’s name below.)

Name of Nominee:

[ ] Robert V. Adams	[ ] Jean-Claude Asscher	[ ] Daniel L. Brenner
[ ] Michael L. Margolis	[ ] Howard Oringer	[ ] Jon F. Rager

     2. Approval of Amendment to 1994 Stock Option Plan: To approve an amendment to the Company’s 1994 Stock Option Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 3,000,000 shares, as described in the Proxy Statement.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

     3. Approval of Non-Employee Director Stock Option Plan: To approve the Company’s Non-Employee Director Stock Option Plan, as described in the Proxy Statement.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

     4. Appointment of Independent Accountants: To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the year ending December 31, 2002, as described in the Proxy Statement.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

     5. Other Business: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated: _______________________, 2002

(Signature)

(Signature)

(This Proxy should be marked, dated and
signed by the shareholder(s) exactly as his
or her name appears hereon and returned
promptly in the enclosed envelope. Persons
signing in a fiduciary capacity should so
indicate. If shares are held by joint
tenants or as community property, both
should sign.)

DO NOT FOLD, STAPLE OR MUTILATE

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BRYAN CAVE LLP
120 Broadway, Suite 300
Santa Monica, CA 90401-2305
Telephone: (310) 576-2100
Facsimile: (310) 576-2200

April 8, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:	Tekelec Definitive Proxy Statement under the Securities Exchange Act of 1934 File No.: 0-15135

Ladies and Gentlemen:

     Pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934 (the “Act”) and on behalf of Tekelec (the “Company”), submitted herewith for filing is the definitive proxy statement and form of proxy with respect to the Company’s 2002 Annual Meeting of Shareholders (the “Annual Meeting”). We anticipate that the definitive proxy materials will be mailed to the shareholders of the Company on or about April 8, 2002.

     Pursuant to Schedule 14A, Item 10, Instruction 3 under the Act, also submitted herewith is the Company’s 1994 Stock Option Plan and the Company’s Non-Employee Director Stock Option Plan. In accordance with Schedule 14A, Item 10, Instruction 5 under the Act, we note that the Company expects to file, prior to June 30, 2002, a Registration Statement on Form S-8 which will register (i) the additional shares of the Company’s Common Stock which, subject to shareholder approval at the Annual Meeting, will be authorized for issuance under the Company’s 1994 Stock Option Plan and (ii) the shares of the Company’s Common Stock which, subject to shareholder approval at the Annual Meeting, will be authorized for issuance under the Company’s Non-Employee Director Stock Option Plan.

     This filing is being effected by direct transmission to the Commission’s Operational Edgar System.

     Should the Staff have any questions or comments concerning this filing, please contact the undersigned at (310) 576-2154.

Very truly yours,

KATHERINE F. ASHTON

Katherine F. Ashton

Enclosures

cc: Ronald W. Buckly, Esq. (w/o encls.)